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                                                                    Exhibit 10.2

                          AGREEMENT OF UNDERSTANDING

        This Agreement of Understanding (this "Agreement") is entered into by and among eFax.com, a Delaware corporation ("eFax"), JFAX.COM, Inc., a Delaware corporation ("JFAX"), and Integrated Global Concepts, Inc., an Illinois corporation ("IGC"), this 30th day of June, 2000.

                                    RECITALS

        eFax (formerly eFax.com, Inc.) and IGC entered into a Software Development Agreement, executed on February 16, 1999 (the "Development Agreement"), pursuant to which IGC agreed to modify IGC software developed for eFax, including certain custom interfaces described in the Development Agreement, and granted to eFax a non-exclusive license to the object code form of the software developed.

        eFax and IGC entered into a Co-Location Agreement, executed on February 16, 1999 (the "Co-Location Agreement"), pursuant to which IGC agreed to provide certain co-location and other services to eFax.

        IGC has performed services and developed software in addition to the services and developments required pursuant to the terms of the Development and Co-Location Agreements which IGC believes requires eFax to make additional payments to IGC pursuant to the terms of the Development and Co-Location Agreements. eFax denies that these services are additional, and instead believes that the services are encompassed within the existing agreements.

        eFax and JFAX are negotiating the terms of a merger agreement (the "Merger Agreement") pursuant to which a subsidiary of JFAX would merge with and into eFax upon the filing of the appropriate certificate of merger with the Delaware Secretary of State and upon the merger becoming effective in accordance with the terms of the certificate of merger (the "Merger") and become a wholly owned subsidiary of JFAX.

        eFax wished to acquire for its own use or the use of JFAX a non-exclusive license to the source code for software developed by IGC.

        eFax, JFAX and IGC desire to fully and completely settle all issues and outstanding claims between eFax and IGC prior to the Merger.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the promises, releases and covenants contained herein, the parties agree as follows:

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        1. Deliveries by IGC at the Closing. Subject to the fulfillment or waiver by IGC of the conditions set forth in Section 22, IGC agrees to deliver at the closing of the Merger (the "Closing," which term shall also refer to the closing of the transactions set forth in this Agreement):

        a. A copy of the registration rights agreement in the form attached hereto as Exhibit A (the "Registration Rights Agreement") duly executed by IGC and dated the date of the Closing (the "Closing Date").

        b. A copy of the software license agreement in the form attached hereto as Exhibit B (the "Software License Agreement") duly executed by IGC and dated the Closing Date.

        2. Deliveries by JFAX at the Closing. Subject to the fulfillment or waiver of the conditions set forth in Section 23, at the Closing JFAX shall deliver to IGC the following:

        a. A certificate or certificates for 1,200,000 shares (the "Initial JFAX Shares") of JFAX Common Stock, par value $0.01 per share (the "JFAX Common Stock"), registered in the name of IGC, and a notice that a certificate or certificates for 800,000 shares of JFAX Common Stock (the Escrowed JFAX Shares (as defined below)) registered in the name of IGC has been delivered to the escrow agent in accordance with the Escrow Agreement (as defined below).

        b. A copy of the Registration Rights Agreement duly executed by JFAX and dated the Closing Date.

        c. A copy of an escrow agreement in essentially the form attached hereto as Exhibit D (the "Escrow Agreement") duly executed by JFAX and the escrow agent and dated the date of the Closing, providing for the delivery of up to 800,000 shares of JFAX Common Stock (the "Escrowed JFAX Shares") pursuant to the terms set forth in Section 27.20 and the Escrow Agreement (the Initial JFAX Shares and the Escrowed JFAX Shares are collectively referred to as the "JFAX Shares").

        3. Deliveries by eFax at the Closing. Subject to the fulfillment or waiver of the conditions set forth in Section 23, at the Closing, eFax shall deliver to IGC the following:

        a. Payment by certified check or wire transfer or such other method as agreed to by eFax and IGC of the amounts payable pursuant to items (a) and (b) of Section D of Exhibit A of the Co-Location Agreement as modified by Addendum #1, dated May 10, 1999 (the "Fax Services Payments"), as calculated pursuant to
Section 9(b) hereof which at the time of the Closing are then due and payable. Notwithstanding the foregoing, after the date of this Agreement and prior to the Closing, eFax shall be required to make the Fax Service Payments as they become due pursuant to items (a) and (b) of Section D of Exhibit A of the Co-Location Agreement as modified on a monthly basis within ten (10)

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days of the end of each month, and if such Fax Service Payments are not received within ten (10) days of the end of any month, then IGC's obligations to perform services under the Co-Location Agreement shall terminate (following notice and opportunity to cure in accordance with the provisions of the Co-Location Agreement). After the date of the Merger Agreement, in the event that eFax does not make any such Fax Services Payment, JFAX agrees to make any unpaid Fax Services Payment to IGC within ten (10) days of JFAX's receipt of notice from IGC of such non-payment.

        b. A copy of the Software License Agreement duly executed by eFax and dated the Closing Date.

        4. Release of Rights by IGC.

        a. Subject to the fulfillment or waiver by IGC of the conditions set forth in Section 22, IGC effective as of the Closing Date, on behalf of itself and its predecessors, successors, assigns, subsidiaries, officers, directors, employees, attorneys, shareholders, insurers and affiliates, past and present (collectively, the "IGC Parties"), will release and fully discharge JFAX and eFax and each of their predecessors, successors, assigns, subsidiaries, officers, directors, employees, attorneys, shareholders, insurers and affiliates, past and present (the "Merger Parties"), from any and all claims, demands and liabilities of whatever kind, whether presently known or unknown, suspected or alleged, and whether for damages or for equitable relief, including injunctive relief, corrective action, closure or remedial action, arising from or related to any past services, equipment, software or other assets provided by IGC to the Merger Parties whether pursuant to the Development Agreement, the Co-Location Agreement or any other agreement or understanding, whether written or oral (the "IGC Claims"). Such IGC Claims shall include, but not be limited to, any services of any kind provided by IGC for any of the Merger Parties on or prior to the date of this Agreement.

        b. Notwithstanding the provisions of Section 4 (a), eFax shall be required to make the Fax Services Payments which have accrued, but have not been paid, prior to the date of this Agreement. The parties agree that as of the date of this Agreement, eFax has made all of the Fax Services Payments for all periods through May 31, 2000.

        c. After the date of this Agreement, IGC shall not provide any services, equipment, software or any other assets to eFax or JFAX pursuant to the Development Agreement or the Co-Location Agreement or pursuant to any other agreement or understanding, whether written or oral, except (i) services specifically set forth in this Agreement, (ii) the services set forth in Exhibit A to the Co-Location Agreement and (iii) such services, equipment, software or any other assets as specifically agreed to in writing by eFax and IGC after the date of this Agreement and at the price or rate specifically specified by eFax and IGC in such writings. If IGC shall provide any services or assets other than as permitted pursuant to this Section 4(c), neither eFax nor JFAX nor any other Merger Party shall have any obligation to make any payment for such services or assets.

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        5. Release of Rights by JFAX and eFAX.

        a. Subject to the fulfillment or waiver by JFAX and eFax of the conditions set forth in Section 23, each of JFAX and eFax effective as of the Closing Date, on behalf of itself and each of the Merger Parties, will release and fully discharge each of the IGC Parties, from any and all claims, demands and liabilities of whatever kind, whether presently known or unknown, suspected or alleged, and whether for damages or for equitable relief, including injunctive relief, corrective action, closure or remedial action, arising from or related to any past services, equipment, software or other assets provided by IGC to the Merger Parties whether pursuant to the Development Agreement, the Co-Location Agreement or any other agreement or understanding, whether written or oral (the "Merger Party Claims").

        b. Notwithstanding the provisions of Section 5(a), IGC shall continue after the date of this Agreement to have the contractual obligation to honor all of the licenses transferred or granted to eFax pursuant to the Development Agreement as modified by this Agreement and to provide the future services and assets required to be provided by it pursuant to (i) the terms of this Agreement, (ii) the Co-Location Agreement, (iii) any written agreement between IGC and eFax and/or JFAX entered into after the date of this Agreement or (iv) the terms of the Software License Agreement. In addition, IGC shall continue to have the obligation to return to eFax any eFax assets held by IGC, including as required pursuant to Section A of Exhibit A to the Co-Location Agreement; provided that, eFax remains current with the Fax Service Payments and any other payments due to IGC.

        6. Nature of Releases. The releases of the IGC Claims and the Merger Party Claims includes claims arising out of the execution of this Agreement or the negotiations of this Agreement, or any purported representations or omissions leading to this Agreement. Nothing in Section 4 or Section 5 extends to claims for breach of any party's obligations under this Agreement, the Registration Rights Agreement, the Software License Agreement or any services performed after the Closing Date pursuant to the Co-Location Agreement, this Agreement, including the Transition and Post-Termination Services (as defined in Section 9(b)), or any separate written agreement executed after the date of this Agreement. It is expressly understood by IGC, eFax and JFAX that each of them has been advised of the provisions of California Civil Code Section 1542, which reads as follows:

        A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH
        THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

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        Each of IGC, eFax and JFAX waives all rights and benefits which it now has or in the future may have under and by virtue of the provisions of California Civil Code Section 1542, with the purpose and intent that the releases contained herein shall be construed as general and unqualified releases pursuant to the terms hereof. Each of IGC, eFax and JFAX understands and acknowledges that Sections 4 and 5 apply not only to all claims which are presently known, anticipated or disclosed, but also to those which are presently unknown, unanticipated or undisclosed. Each of IGC, eFax and JFAX acknowledges and agrees that the waivers set forth in Sections 4 and 5 are essential and material terms of this Agreement, without which the consideration relating hereto would not have been delivered.

        7. Covenants Not to Sue. Each of IGC, eFax and JFAX on behalf of itself and, in the case of IGC, the IGC Parties and, in the case of eFax and JFAX, the Merger Parties hereby covenants and agrees never to institute or maintain against, in the case of IGC, the Merger Parties and, in the case of eFax and JFAX, the IGC Parties, any action or proceeding based in whole or in part upon the matters with respect to which, in the case of IGC, the IGC Claims apply and, in the case of eFax or JFAX, the Merger Party Claims apply.

        8. No Admission of Liability. This Agreement, in part, is executed in compromise of a dispute, and neither this Agreement nor any statement made in the course of discussions that led to it is intended or shall be construed in any respect as an admission of liability for any purpose by any party to this Agreement.

        9. Services, Exclusivity.

        a. After the date of the execution of the Merger Agreement, , IGC shall provide the following services and assets to eFax; provided that, JFAX may require that after the Closing any services to be provided to eFax instead be provided to JFAX:

           (i) Services required pursuant to the Co-Location Agreement.

           (ii) The transition services set forth on Exhibit C attached hereto (the "Transition Services").

           (iii) The post-termination services set forth on Exhibit C attached hereto (the "Post-Termination Services") to be provided following the Co-Location Agreement Termination (as defined in Section 9(b)).

           (iv) The services required pursuant to Section 11.

        b. If the Closing occurs in connection with this Agreement, the payment for the services set forth in Section 9(a) shall consist solely of (i) the delivery of the items by

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eFax and JFAX pursuant to Sections 2 and 3, (ii) the Fax Services Payments as
calculated pursuant to items (a) and (b) of Section D of Exhibit A of the Co-Location Agreement and accrued during the term of the Co-Location Agreement; provided that, if such calculation for a calendar month results in an amount less than the actual payment for the previous calendar month, the amount of the Fax Services Payment for such month shall equal the average of the three highest monthly Fax Services Payments during the term of the Co-Location Agreement (other than any monthly Fax Services Payment determined by such three-month average) and (iii) the payments set forth in Exhibit C for the Post-Termination Services. If the Closing occurs, no additional amounts shall be payable pursuant to the terms of the Co-Location Agreement or any other agreement between eFax and IGC except for payments required by this Agreement and any agreement in writing entered into by eFax and IGC after the date of this Agreement. In the event that this Agreement is terminated without the Closing occurring in connection with this Agreement, the payment for services set forth in Section 9(a) shall consist of the Fax Services Payments as calculated pursuant to items
(a) and (b) of Section D of Exhibit A of the Co-Location Agreement for the services provided pursuant to Section 9(a)(i). After the Closing, eFAX may terminate the Co-Location Agreement (and therefore its obligation to make the Fax Services Payments) at any time upon thirty (30) days' written notice to IGC (the "Co-Location Agreement Termination"). The Co-Location Agreement Termination shall also terminate IGC's obligation to provide the Transition Services. The Fax Services Payment for any month during the term of this Agreement which is not a complete month shall be the greater of (x) the amount for such partial month calculated pursuant to items (a) and (b) of Section D of Exhibit A of the Co-Location Agreement with the minimum monthly rate set forth in item (a) being prorated and (y) the prorated amount of the average of the highest three months, calculated as described above.

        c. Each of eFax's and IGC's exclusivity obligations set forth in Section E of Exhibit A to the Co-Location Agreement shall terminate at the time of the Closing, and all future fees and other payments due in accordance with the Co-Location Agreement or the Development Agreement shall thereafter terminate and eFax shall have only such obligations as set forth in the Software License Agreement (Exhibit B) and this Agreement.

        10. Obligations under the Development Agreement. Any obligation on the part of IGC to provide development services under the Development Agreement shall terminate at the time of the Closing; provided that, IGC shall continue to have the obligation to provide the services set forth on Exhibit C hereto and neither eFax nor JFAX shall be required to make any payments for such services beyond the consideration set forth in this Agreement.

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        11. Licensed Source Code, Ownership of Source Code.

        a. After the date of the execution of the Merger Agreement, IGC, JFAX and eFax will work together to ensure that the source code to the software to which IGC will grant eFax and JFAX a license pursuant to the terms of the Software License Agreement (the "Licensed Source Code") is, in eFax's and JFAX's good faith determination, buildable and usable by eFax and/or JFAX. eFax, JFAX and IGC agree to cooperate in good faith to define a delivery and verification process to validate the Licensed Source Code in the manner set forth in this
Section 11(a); provided that, IGC shall not be required to deliver the Licensed Source Code to JFAX and eFax prior to the Closing.

        b. IGC and eFax agree that all of the software developed by IGC for its own business and that of GSI Systems and that software developed by IGC for use in connection with the eFax services, its development, operation, monitoring and/or support, including, without limitation, billing, credit card processing, customer sign-up/provisioning, reseller/branding support, web site hosting functions, or otherwise relating to the eFax services and their use by eFax and its customers, whether pursuant to the Development Agreement, the Co-Location Agreement or otherwise will be the sole property of IGC at the time of the Closing. IGC has previously granted to eFax a license to such software which includes, but is not limited to, all computer software, and related designs, algorithms, user interfaces and procedures constituting, incorporated into, forming a part of, or otherwise related to the Custom Interface (as described in the Development Agreement) or any other Deliverables (as defined in the Development Agreement) or any of the following modules: (i) M9XX BFT reception and conversion to email attachments, (ii) SOHO Fax TIFF reception and conversion to email attachments, (iii) toll free 800/888/877 etc. service, (iv) premium service as described as 30 days of storage, (v) OCR, (vi) web site hosting,
(vii) forwarding of fax messages based on customer defined entries, (viii) automated forwarding to an email distribution list, (ix) voice, (x) send, (xi) API, (xii) UK co-location, (xiii) E1 interface, (xiv) spam guard, (xv) network monitoring interfaces (both server and telephony interface monitoring), (xvi) co-brands (branding), (xvii) co-location of non-IGC equipment, (xviii) wireless services, (xix) payment tech to the extent developed, (xx) cover sheet generation, (xxi) financial/credit card reporting, (xxii) fax preview, (xxiii) Try 2 Free, (xxiv) voicemail, (xxv) voice-to-email, (xxvi) network security and (xxvii) corporate services. Concurrent with the Closing, to the extent not already provided, IGC will provide eFax and JFAX with all of the source code, object code and program documentation related to such software in accordance with the Software License Agreement.

        c. Customer/User Data Base, Name Space and DIDs. IGC and eFax hereby confirm and agree that eFax's customer/user data bases (for both eFax and HotSend related web sites) and all data fields and customer information included therein (including, without limitation, all profiles, logs, histories, subscriber data, usage data,

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download data, tracking data, bill data and balances), IP space, domain and name space, and telephone DID numbers, and all intellectual property rights and other rights and licenses in any of the foregoing, are and shall remain the sole and exclusive property of eFax and that IGC has no rights whatsoever therein.

        d. eFax Software. IGC and eFax hereby confirm and agree that the software modules, set forth on Schedule 11(d) attached hereto, and all related computer software, source code, object code, designs, algorithms, user interfaces and procedures incorporated into, forming a part thereof, or otherwise related thereto, and all intellectual property rights in any of the foregoing, are and shall remain the sole and exclusive property of eFax and that IGC has no rights whatsoever therein. IGC and eFax agree that the list set forth on Schedule 11(d) may not be complete and other software modules may be the property of eFax.

        12. Change of JFAX Shares. If between the date of this Agreement and the Closing, the outstanding shares of JFAX Common Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, the number of JFAX Shares to be delivered pursuant to this Agreement shall be correspondingly adjusted to the extent appropriate to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of such shares

        13. The Closing. The Closing shall take place in accordance with the provisions of this Agreement and shall take place at such time and place as the closing in connection with the Merger.

        14. Representations and Warranties of eFax. eFax represents and warrants to IGC and JFAX that:

        a. Corporate Organization and Authority. eFax is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is presently conducted. eFax has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations and to consummate the transactions contemplated hereunder. The execution and delivery of this Agreement by eFax and the consummation by eFax of the transactions contemplated hereby have been duly authorized by all necessary corporate action of eFax and no other corporate proceedings on the part of eFax are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by eFax and (assuming the due authorization, execution and delivery by IGC and JFAX) constitutes the legal, valid and binding obligation of eFax, enforceable against eFax in accordance with its terms.

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        b. No Conflict; Required Filings and Consents.

           (i) The execution and delivery of this Agreement by eFax do not, and the performance of this Agreement by eFax will not, (A) conflict with or violate the certificate of incorporation or bylaws of eFax, (B) conflict with or violate any federal, state, local or foreign statute, law, rule, regulation, order, ordinance, judgment or decree (each, a "Law") applicable to eFax, or by which it or its properties are bound or affected, or (C) at the time of the Closing result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the property or assets of eFax, pursuant to, or result in a change in any of the terms of any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which eFax is a party or by which eFax or any of its properties is bound or affected, except, in the case of this clause (C), for any such breaches, defaults or other occurrences which would not, individually or in the aggregate, have a Material Adverse Effect (as defined below) or prevent or delay the consummation of the transactions contemplated by this Agreement. The term "Material Adverse Effect," with respect to any party to this Agreement, shall mean a material adverse effect on the financial condition, properties, business or results of operations of such party and its subsidiaries taken as a whole.

           (ii) Except for such approvals as are necessary to consummate the Merger (the "Merger Approvals"), the execution and delivery of this Agreement by eFax does not, and the performance of this Agreement by eFax (including, without limitation, the consummation of the transactions hereunder) will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign.

           (iii) Except for the Merger Approvals, no affirmative vote of the shareholders of eFax is required, pursuant to Delaware General Corporation Law, NASDAQ rules or regulations, any other Law, eFax's certificate of incorporation or bylaws, or any agreements or contracts entered into by eFax, to approve this Agreement.

           (iv) eFax has not assigned or conveyed in any manner to any other party any of its rights or obligations pursuant to the Development Agreement, the Co-Location Agreement or any other agreement or understanding between IGC and eFax, whether written or oral, or in connection with any matter as to which eFax is granting a release pursuant to Section 5.

        15. Representations and Warranties of JFAX. JFAX represents and warrants to IGC and eFAX that:

        a. Corporate Organization and Authority. JFAX is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is presently conducted. JFAX has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations and to consummate the transactions contemplated hereunder. The execution and delivery of this Agreement by JFAX and the consummation by JFAX of the transactions contemplated hereby have been duly authorized by all necessary corporate action of JFAX and no other corporate proceedings on the part of JFAX are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by JFAX and (assuming the due authorization, execution and delivery by IGC and eFax) constitutes the legal, valid and binding obligation of JFAX, enforceable against JFAX in accordance with its terms. Notwithstanding the foregoing, the parties understand and agree that this Agreement is subject to the approval of the Board of Directors of JFAX, which approval JFAX represents and warrants will be obtained in connection with the approval by the JFAX Board of Directors of the Merger Agreement.

        b. No Conflict; Required Filings and Consents.

           (i) The execution and delivery of this Agreement by JFAX do not, and the performance of this Agreement by JFAX will not, (A) conflict with or violate the certificate of incorporation or bylaws of JFAX, (B) conflict with or violate any Law applicable to JFAX, or by which it or its properties are bound or affected, or (C) at the time of the Closing result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the property or assets of JFAX, pursuant to, or result in a change in any of the terms of any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which JFAX is a party or by which JFAX or any of its properties is bound or affected, except, in the case of this clause (C), for any such breaches, defaults or other occurrences which would not, individually or in the aggregate, have a Material Adverse Effect or prevent or delay the consummation of the transactions contemplated by this Agreement.

           (ii) Except for the Merger Approvals, the execution and delivery of this Agreement by JFAX does not, and the performance of this Agreement by JFAX (including, without limitation, the consummation of the transactions hereunder) will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign other than any filings and approvals required pursuant to the terms of the Registration Rights Agreement and any notice filings required pursuant to any state "blue sky" laws.

           (iii) Except for the Merger Approvals, no affirmative vote of the shareholders of JFAX is required, pursuant to Delaware General Corporation Law, NASDAQ rules or regulations, any other Law, JFAX's certificate of incorporation or bylaws, or any agreements or contracts entered into by JFAX, to approve this Agreement.

        16. Representations and Warranties of IGC. IGC represents and warrants to JFAX and eFAX that:

        a. Corporate Organization and Authority. IGC is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is presently conducted. IGC has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations and to consummate the transactions contemplated hereunder. The execution and delivery of this Agreement by IGC and the consummation by IGC of the transactions contemplated hereby have been duly authorized by all necessary corporate action of IGC and no other corporate proceedings on the part of IGC are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by IGC and (assuming the due authorization, execution and delivery by JFAX and eFax) constitutes the legal, valid and binding obligation of IGC, enforceable against IGC in accordance with its terms.

        b. No Conflict; Required Filings and Consents.

           (i) The execution and delivery of this Agreement by IGC do not, and the performance of this Agreement by IGC will not, (A) conflict with or violate the articles of incorporation or bylaws of IGC, (B) conflict with or violate any Law applicable to IGC, or by which it or its properties are bound or affected, or (C) at the time of the Closing result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the property or assets of IGC, pursuant to, or result in a change in any of the terms of any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which IGC is a party or by which IGC or any of its properties is bound or affected, except, in the case of this clause (C), for any such breaches, defaults or other occurrences which would not, individually or in the aggregate, have a Material Adverse Effect or prevent or delay the consummation of the transactions contemplated by this Agreement.

           (ii) The execution and delivery of this Agreement by IGC does not, and the performance of this Agreement by IGC (including, without limitation, the consummation of the transactions hereunder) will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign.

           (iii) No affirmative vote of the shareholders of IGC is required, pursuant to Illinois Business Corporation Act or any other Law, IGC's articles of incorporation or bylaws, or any agreements or contracts entered into by IGC, to approve this Agreement.

           (iv) IGC has not assigned or conveyed in any manner to any other party any of its rights or obligations pursuant to the Development Agreement, the Co-Location Agreement or any other agreement or understanding between IGC and eFax, whether written or oral, or in connection with any matter as to which eFax is granting a release pursuant to Section 4.

        17. JFAX Shares. Assuming all conditions set forth in this Agreement are satisfied, JFAX represents that all JFAX Shares subject to issuance pursuant to this Agreement shall (a) be duly authorized, validly issued, fully paid and nonassessable and (b) not be subject to any encumbrances, other than restrictions imposed by applicable securities laws and those created by this Agreement or any agreement expressly contemplated hereby.

        18. Brokers. IGC represents and warrants to eFax and JFAX that no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement, based upon arrangements made by or on behalf of IGC. eFax represents and warrants to IGC and JFAX that no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement, based upon arrangements made by or on behalf of eFax. JFAX represents and warrants to IGC and eFax that no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement, based upon arrangements made by or on behalf of JFAX.

        19. No Dispositions. IGC represents and warrants to eFax and JFAX that IGC has not directly or indirectly, offered, offered to sell, contracted or agreed to sell, granted any option to purchase or otherwise sold, disposed of, loaned, pledged or granted any rights or engaged in any shorting or hedging strategies with respect to any JFAX Common Stock, any options or warrants to purchase any JFAX Common Stock or any securities convertible into, exercisable or exchangeable for JFAX Common Stock.

        20. Securities Law Compliance. Based in part on the representations made by IGC in Section 21, JFAX represents and warrants to IGC that the issuance of the JFAX Shares to IGC will be in compliance with all applicable federal and state securities laws.

        21. IGC Representations. IGC represents and warrants to eFAX and JFAX that IGC is acquiring the JFAX Shares for its own account for investment and not with a present view to, or for sale in connection with, any distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"). All costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred by IGC, eFax and JFAX in connection with this Agreement and the transactions contemplated hereby shall be paid by the person incurring such expense whether or not the Closing shall have occurred. IGC has had access during the course of the transaction and prior to its acquisition of the JFAX Shares to such information relating to JFAX as it has desired, and IGC has had the opportunity to ask questions of and receive answers from JFAX concerning the terms and conditions of the JFAX Shares and to obtain additional information (to the extent JFAX possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access. IGC is experienced in evaluating companies such as JFAX, is able to fend for itself, has such knowledge and experience in finance and business matters such that it is capable of evaluating the risks and merits of its investment in JFAX and has the ability to suffer the total loss of its investment. IGC understands that the JFAX Shares will not be registered under the Securities Act or applicable state securities laws, and are being issued in reliance on exemptions for private offerings contained in Section 4(2) of the Securities Act and in reliance on exemptions from the registration requirements of certain state securities laws, on the basis that the securities will be acquired by a limited number of accredited persons or entities. IGC acknowledges that it will not acquire the JFAX Shares as a result of any general solicitation (as that term is used in Regulation D promulgated under the Securities Act) with respect to the JFAX Common Stock. IGC understands that the JFAX Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom and that in the absence of an effective registration statement covering the JFAX Shares or an available exemption from the registration requirements of the Securities Act, the JFAX Shares must be held indefinitely.

        22. Conditions to the Obligations of IGC. The obligation of IGC to deliver the items at the Closing required pursuant to Section 1 and to grant the release set forth in Section 4 at the Closing is subject to the fulfillment, or the waiver by IGC, of each of the following conditions on or before the Closing:

        a. Legal Action. There shall not have been instituted or threatened (orally or in writing) any legal proceeding seeking to prohibit or threaten the consummation of the transactions contemplated by this Agreement. None of the parties hereto shall be prohibited by any order, writ, injunction or decree of any Governmental Entity (as defined below) of competent jurisdiction from consummating the transactions contemplated by this Agreement. The term "Governmental Entity" shall mean any Federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign.

        b. Consents and Approvals. All waivers, licenses, agreements, permits, consents, approvals or authorizations of third parties or Governmental Entities or any modifications or amendments to existing agreements with third parties required to be obtained in connection with the consummation of the transactions contemplated by this Agreement shall have been obtained and shall be in full force and effect and without conditions or limitations which unreasonably restrict the ability of the parties hereto to carry out the transactions contemplated hereby.

        c. Representations and Warranties. The representations and warranties of eFax and JFAX contained in this Agreement shall be true and correct with the same effect as if such representations and warranties had been made as of the Closing Date.

        d. Covenants. eFax and JFAX shall have performed and complied with all of their agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing Date and shall have delivered at the Closing those items set forth in Sections 2 and 3.

        e. Merger. All conditions necessary to complete the Merger, except for the filing of the appropriate certificate of merger with the Secretary of the State of Delaware, shall have been fulfilled.

        f. Certificates. JFAX and eFax shall have delivered to IGC such certificates of officers of JFAX and eFax, respectively, to evidence compliance with the conditions set forth in this Section 22 as may reasonably be requested by IGC.

        23. Conditions to the Obligations of eFax and JFAX. The obligation of eFax and JFAX to deliver the items at the Closing required pursuant to Sections 2 and 3 and to grant the release set forth in Section 5 at the Closing is subject to the fulfillment, or the waiver by JFAX and eFax, of each of the following conditions on or before the Closing:

        a. Legal Action. There shall not have been instituted or threatened (orally or in writing) any legal proceeding seeking to prohibit or threaten the consummation of the transactions contemplated by this Agreement. None of the parties hereto shall be prohibited by any order, writ, injunction or decree of any Governmental Entity of competent jurisdiction from consummating the transactions contemplated by this Agreement.

        b. Consents and Approvals. All waivers, licenses, agreements, permits, consents, approvals or authorizations of third parties or Governmental Entities or any modifications or amendments to existing agreements with third parties required to be obtained in connection with the consummation of the transactions contemplated by this Agreement shall have been obtained and shall be in full force and effect and without conditions or limitations which unreasonably restrict the ability of the parties hereto to carry out the transactions contemplated hereby.

        c. Representations and Warranties. The representations and warranties of IGC contained in this Agreement shall be true and correct with the same effect as if such representations and warranties had been made as of the Closing Date.

        d. Covenants. IGC shall have performed and complied with all of its agreements (including the provision of the services required pursuant to Exhibit C and the requirements of Section 11), covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing and shall have delivered at the Closing those items set forth in Section 1.

        e. Merger. All conditions necessary to complete the Merger, except for the filing of the appropriate certificate of merger with the Secretary of the State of Delaware, shall have been fulfilled.

        f. Certificates. IGC shall have delivered to JFAX such certificates of officers of IGC to evidence compliance with the conditions set forth in this
Section 23 as may reasonably be requested by JFAX.

        24. Covenants of JFAX and eFax. JFAX covenants and agrees with IGC that prior to the Closing, JFAX shall prepare and file with the Nasdaq National Market ("NASDAQ") an additional shares listing application, acceptable to NASDAQ, listing the JFAX Shares and shall take all steps necessary to cause the JFAX Shares to be approved for listing on NASDAQ. Prior to the Closing, eFax shall not assign or convey in any manner to any other party any of its rights or obligations pursuant to the Development Agreement, the Co-Location Agreement or any other agreement or understanding between IGC and eFax, whether written or oral, or in connection with any matter as to which eFax is granting a release pursuant to Section 5.

        25. Covenants of IGC. Prior to the Closing, IGC shall not assign or convey in any manner to any other party any of its rights or obligations pursuant to the Development Agreement, the Co-Location Agreement or any other agreement or understanding between IGC and eFax, whether written or oral, or in connection with any matter as to which eFax is granting a release pursuant to
Section 4.

        26. Transfer of Restricted Securities.

        a. Restricted Securities. "Restricted Securities" means (i) the JFAX Shares and (ii) any other shares of capital stock of JFAX issued in respect of such shares (as a result of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that the JFAX Shares which are Restricted Securities shall cease to be Restricted Securities (x) upon any sale of such shares pursuant to a registration statement under the Securities Act, Section 4(l) of the Securities Act or Rule 144 under the Securities Act or (y) at such time as such shares become eligible for sale under Rule 144(k) under the Securities Act.

        b. Requirements for Transfer. Restricted Securities shall not be sold or transferred, and any such purported sale or transfer shall be void and of no force and effect, unless either (i) the Restricted Securities first shall have been registered under the Securities Act or (ii) JFAX first shall have been furnished with an opinion of legal counsel from a law firm and in form and substance reasonably satisfactory to JFAX to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

        c. Legend. Each certificate representing Restricted Securities shall bear a legend substantially in the following form:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED."

        The foregoing legend shall be removed from the certificates representing any Restricted Securities, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

        27. Miscellaneous.

            27.1 Termination Events.

            a. This Agreement may, by notice given prior to or at the Closing, be terminated: (i) by any party hereto if any Governmental Entity (A) shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order or other action shall have become final and nonappealable or (B) shall have failed to issue an order or to take any other action necessary to fulfill the conditions to this Agreement and such failure of a request to issue such order or take such other action shall have become final and nonappealable; or (ii) by any party if the Merger has not occurred on or before December 31, 2000, or such later date as the parties may agree upon. If eFax and JFAX make the good faith determination that the Merger will not occur on or prior to December 31, 2000, they shall promptly notify IGC of such fact and this Agreement shall automatically terminate upon IGC's receipt of such notification.

        b. Each party's right of termination under this Section 27.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to this Section 27.1, all further obligations of the parties under this Agreement will terminate, except that the obligations in Sections 27.4, 27.7, 27.8 and 27.15 and eFax's obligations to make the payments set forth in the third sentence of Section 9(b) will survive.

        27.2 Successors and Assigns. This Agreement may not be assigned by operation of Law or otherwise without the express written consent of all of the parties. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. Notwithstanding the preceding sentence, following the Merger, eFax may assign any rights which it has pursuant to this Agreement or the Software License Agreement to JFAX. The Merger is expressly consented to by IGC for purposes of this Section 27.2.

        27.3 Survival of Representations and Warranties. All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby, including any investigation on the part of any party hereto.

        27.4 Expenses. All costs and expenses, including, without limitation, fees and disbursement of counsel, financial advisors and accountants, incurred by any party hereto in connection with this Agreement and the transactions contemplated hereby shall be paid by the person incurring such expenses whether or not the Merger shall have occurred.

        27.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

        27.6 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each party hereto shall be entitled to specific performance of the agreements and obligations of each other party hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

        27.7 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California (without giving effect to its conflicts or choice of law provisions). Each of the parties hereto irrevocably agrees that all legal actions or proceedings with respect to this Agreement shall be brought and determined in the Federal court in the Northern District of the State of California or in the state court in Santa Clara County, California, and each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the jurisdiction of the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with applicable Law, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts and (iii) to the fullest extent permitted by applicable Law, that (A) the suit, action or proceeding in any such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper and (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

        27.8 Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore it hereby irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby.

        27.9 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

If to JFAX:

                      JFAX.COM, Inc.
                      6922 Hollywood Boulevard
                      Suite 900
                      Los Angeles, California  90028
                      Attention:  Chief Executive Officer
                      Fax: (323) 860-9201

with a copy to:

                      Sullivan & Cromwell
                      1888 Century Park East
                      Los Angeles, California  90067-1725
                      Attention:  Frank H. Golay, Esq.
                      Fax: (310) 712-8800

If to eFax:

                      eFax.com
                      1378 Willow Road,
                      Menlo Park, California  94025
                      Attention: Secretary
                      Fax:  (650) 470-6969

with a copy to:

                      Howard, Rice, Nemerovski, Canady, Falk & Rabkin A Professional Corporation
                      Three Embarcadero Center, 7th Floor
                      San Francisco, California 94111
                      Attention:  Joseph B. Hershenson, Esq.
                      Fax:  (415) 217-5910

 If to IGC:

                      Integrated Global Concepts, Inc.
                      2800 River Road, Suite 170
                      Des Plaines, Illinois  60018
                      Attention:  John R. Neurauter

                      Fax:  (847) 655-6004

 with a copy to:

                      Chapman and Cutler
                      111 West Monroe Street
                      Chicago, Illinois  60603
                      Attention:  Robert J. Schneider, Esq.
                      Fax:  (312) 701-2361

        Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties written notice in the manner set forth in this Section 27.9.

        27.10 Complete Agreement. This Agreement (including the exhibits and schedules) constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements and understandings, both written and oral, relating to their respective subject matter.

        27.11 Amendment This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

        27.12 Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

        27.13 Counterparts; Facsimile Signatures. This Agreement may be transmitted via telecopier and executed in any number of counterparts, each of which shall be deemed to be an original, and all of which when taken together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

        27.14 Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

        27.15 Public Announcements. Each of the parties hereto agrees that it will not, without the prior approval of the other party, issue any press release or written statement for general circulation relating to the transactions contemplated hereby, except as otherwise required by applicable law or regulation or NASDAQ rules (provided that the issuing party shall nevertheless provide the other party with notice of, and the opportunity to review, any such press release or written statement).

        27.16 Future Waiver. No waiver by a party hereto of any condition or provision of this Agreement shall be deemed a waiver of any similar or dissimilar condition or provision at the same or any prior or subsequent time.

        27.17 Different Facts. Each of the parties assumes the risk that one or more assumptions or beliefs upon which it relies in entering into this Agreement may subsequently be found to be incorrect or may change in the future and such reliance or alteration in the facts relied upon shall not diminish or otherwise affect the validity or enforceability of this Agreement.

        27.18 Construction. This Agreement will not be construed against the party preparing it, but will be construed as if prepared by all parties.

        27.19 Co-Location and Development Agreement. The Co-Location and Development Agreements shall be deemed to be amended as necessary to be consistent with the terms of this Agreement; provided that, if this Agreement is terminated prior to the Merger, such amendments shall no longer be in effect. In addition, effective as of the Closing, IGC waives its first right to offer to purchase any fax-related servers pursuant to Section A of Exhibit A to the Co-Location Agreement.

        27.20 Escrowed JFAX Shares. As security solely for IGC's obligation to provide the Transition Services pursuant to the terms of this Agreement, IGC agrees that the Escrowed JFAX Shares shall be deposited into escrow pursuant to the Escrow Agreement with an institution selected by JFAX with IGC's reasonable concurrence, to be held and distributed as provided below and in the Escrow Agreement. JFAX agrees to deposit the Escrowed JFAX Shares into the escrow account on the Closing Date. The parties agree that the Escrowed JFAX Shares shall be released from escrow in accordance with the following schedule:

            (a) One-half of the Escrowed JFAX Shares shall be released on the earlier to occur of (i) ninety (90) days following the Closing Date and (ii) the date upon which the customer/user data base information and the network infrastructure with respect to fifty percent (50%) of eFax's customers as of the Closing have been transitioned to a new operational system with JFAX in the manner contemplated by paragraph 1.c. of Exhibit C attached hereto.

            (b) All remaining Escrowed JFAX Shares shall be released on the date upon which the customer/user data base information and the network infrastructure with respect to one hundred percent (100%) of eFax's customers have been transitioned to a new operational system with JFAX in the manner contemplated by paragraph 1.c. of Exhibit C attached hereto.

                            [Signature page follows]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                            EFAX.COM

                                            By: /s/ Ronald P. Brown
                                               ---------------------------
                                               Name: Ronald P. Brown
                                               Title: President


                                            JFAX.COM, INC.


                                            By: /s/ Steven J. Hamerslag
                                               ---------------------------
                                               Name:  Steven J. Hamerslag
                                               Title:  President and CEO


                                            INTEGRATED GLOBAL CONCEPTS, INC.


                                            By: /s/ John Neurauter
                                               ---------------------------
                                               Name:  John Neurauter
                                               Title:  President

                                    EXHIBIT A

                                 DECLARATION OF
                          REGISTRATION RIGHTS AGREEMENT

        This Declaration of Registration Rights (the "Agreement") is made and entered into as of _______ __, 2000, by and among JFAX.COM, Inc., a Delaware corporation (the "Company"), and Integrated Global Concepts, Inc., an Illinois corporation (the "Holder").

        This Agreement is made pursuant to the Agreement of Understanding, dated as of June ___, 2000, by and among the Company, eFAX.Com ("EFAX"), and the Holder (the "Agreement of Understanding").

        The parties hereby agree as follows:

        1. CERTAIN DEFINITIONS.

           As used in this Agreement, certain terms (not otherwise defined herein) shall have the meanings set forth in the Agreement of Understanding, and the following terms shall have the following respective meanings:

           AFFILIATE of a specified Person means any other Person that, directly or indirectly, through one or more intermediates, controls, is controlled by or is under common control with the Person specified, or who holds or beneficially owns 50% or more of the equity interest in the Person specified or 50% or more of the voting securities of the Person specified.

           COMMISSION means the Securities and Exchange Commission.

           COMMON STOCK means (except where the context otherwise indicates) the Common Stock of the Company, par value $.01 per share, as constituted as of the date hereof, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of any Common Stock upon any reclassification thereof which is also not preferred as to dividends or liquidation over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor corporation or acquiring corporation of the Company that may be acquired by holders of the previous Common Stock.

           CONTINUOUSLY EFFECTIVE means, with respect to a specified registration statement, that it shall not cease to be effective and available for transfers of Registrable Securities thereunder for longer than any thirty
(30) consecutive business days prior to the Expiration Date.

           EFFECTIVENESS DATE means the date that is as soon as practicable, but in no event more than sixty (60) days after the Filing Date.

           EXCHANGE ACT means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

           EXPIRATION DATE means the earlier of (i) the second (2nd) anniversary of the date of this Agreement, or (ii) the date on which the Holder no longer holds any Registrable Securities, provided that if any Holder is an Affiliate of the Company, the Expiration Date shall be the date which is three (3) months after the date upon which such Holder ceases to be an Affiliate (provided further that in no event will the Expiration Date be later than the fourth (4th) anniversary of the date of this Agreement.

           FILING DATE means the date which is fifteen (15) days following the date hereof.

           HOLDER shall have the meaning set forth in the first paragraph hereof, and as the context may require shall include its Affiliates and their respective Transferees.

           MAJORITY HOLDERS means, at the time of determination, the holders of a majority of the Registrable Securities.

           PERSON means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or governmental or other agency or political subdivision thereof.

           REGISTRABLE SECURITIES means any shares of Common Stock of the Company owned by a Holder and received pursuant to the Agreement of Understanding and any other shares of the Company's Common Stock issued in respect of such shares, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (x) such securities shall have been disposed of pursuant to an effective registration statement, or (y) such securities shall have been transferred to any Person other than the Holder pursuant to Rule 144 (or any successor provision) or (z) shall be transferable pursuant to paragraph
(k) of Rule 144 (or any successor provision) under the Securities Act.

           REGISTRATION EXPENSES means all expenses incident to the performance of or compliance with the registration rights granted herein, including, without limitation, all registration, filing, listing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and expenses of the Company's counsel, the fees and expenses of the Company's independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and any fees and disbursements of underwriters customarily paid by issuers and sellers of securities; provided, however, that Registration Expenses shall not include underwriting discounts, commissions and transfer taxes, if any, applicable to the Registrable Securities all of which shall be borne by the Selling Holders.

           RULE 144 means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

           SECURITIES ACT means the Securities Act of 1933, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated thereunder.

           SELLING HOLDERS means those Holders who are participating in a registration and who are selling Registrable Securities.

           SHARES means the Company's Common Stock.

           TRANSFEREE means the holder of Registrable Securities by a transfer from a Holder or an Affiliate of a Holder; provided, however, that a Person acquiring such Registrable Securities pursuant to a transfer under an effective registration statement or pursuant to a sale under Rule 144 (or any successor provision) shall not be a Transferee.

        2. REGISTRATION RIGHTS.

           (a) SHELF REGISTRATION.

               (i) The Company shall prepare and file with the Commission on or prior to the Filing Date a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities (the "Initial Shelf Registration"). The Initial Shelf Registration shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by the Holders and shall include appropriate provisions for sales by donees and pledgees of any Holder. The Company shall use its reasonable efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Shelf Registration Continuously Effective under the Securities Act until the Expiration Date (the "Effectiveness Period"), or such shorter period ending when (i) all Registrable Securities covered by the Shelf Registration have been sold, or (ii) a Subsequent Shelf Registration covering all of the Registrable Securities has been declared effective under the Securities Act.

               (ii) If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the Registrable Securities registered thereunder), the Company shall use its reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) business days of such cessation of effectiveness amend the Initial or Subsequent Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Securities (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company shall use its reasonable efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Registration Statement Continuously Effective until the end of the Effectiveness Period.

               (iii) The Company shall supplement and amend the Initial Shelf Registration or Subsequent Shelf Registration, as the case may be, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration, if required by the Securities Act.

           (b) REGISTRATION STATEMENT FORM. The Company may, if permitted by law, effect any registration required hereunder by the filing of a Registration Statement on Form S-3 (or any successor or similar short-form registration statement).

           (c) EXPENSES. The Company shall pay all Registration Expenses incurred in connection with the registration of Registrable Securities pursuant to Section 2(a).

           (d) EFFECTIVE REGISTRATION STATEMENT. Any registration pursuant to this Agreement shall not be deemed to have been effected unless it has become effective with the Commission.

           (e) GOOD-FAITH RELIANCE.

The Company may rely and shall be protected in relying upon any resolution, certificate, opinion, request, communication, demand, receipt or other paper or document in good faith believed by it to be genuine and to have been signed or presented by the proper party or parties.

        3. REGISTRATION PROCEDURES.

           (a) Whenever the Company effects the registration of any Registrable Securities under the Securities Act hereunder, the Company, as expeditiously as possible and subject to the terms and conditions herein, will use its reasonable efforts to:

               (i) prepare and file with the Commission the requisite registration statement to effect such registration and to cause such registration to become effective and remain effective as provided herein;

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement Continuously Effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with the intended method of disposition by the Selling Holders thereof until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Selling Holders thereof set forth in such registration statement or, if earlier, until the Expiration Date;

               (iii) furnish to the Selling Holders such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under the Securities Act, in conformity with the requirements of the Securities Act;

               (iv) register or qualify all Registrable Securities covered by such registration statement under such other United States state securities or blue sky laws of such jurisdictions as the Selling Holders shall reasonably request, to keep such registration statement qualification in effect for so long as such registration remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Selling Holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by the Selling Holders in accordance with the intended method of disposition by the Selling Holders thereof, except that the Company shall not for any such purpose be required to (a) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, (b) subject itself to taxation in any such jurisdiction or (c) consent to general service of process in any such jurisdiction;

               (v) in any underwritten offering, and if reasonable and customary in the context of such offering, use its reasonable efforts to furnish to the Selling Holders a signed counterpart, addressed to the Selling Holders as sellers of Registrable Securities (and the underwriters, if any), of

                   (x) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory to the Selling Holders in their reasonable judgment, and

                   (y) a "comfort" or procedures letter, reasonably satisfactory to the Selling Holders dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters as such seller or such Holder (or the underwriters, if any) may reasonably request;

               (vi) immediately notify the Selling Holders, at any time when a prospectus is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in a registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and promptly prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus and registration statement as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

               (vii) comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

               (viii) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

               (ix) list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Common Stock is then listed; and

               (x) use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

           (b) As a condition of these registration rights set forth herein, the Company may require the Selling Holders, at their own expense, to furnish the Company with such information regarding such Selling Holders and the distribution of such securities as the

Company may from time to time reasonably request in writing, and the Selling Holders agree to provide such information as is reasonably requested.

           (c) The Selling Holders agree (A) that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (vi) of Section 3(a), the Selling Holders will forthwith discontinue their disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Selling Holders' receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vi) of Section 3(a) and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies, then in the Selling Holders' possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice and (B) that they will immediately notify the Company, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished by the Selling Holders to the Company for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

           (d) Notwithstanding anything in this Agreement to the contrary, the Company will not be required to file any registration statement hereunder if it receives an opinion of counsel of recognized expertise in Securities Act matters, to the effect that the sale of all Registrable Securities in the manner contemplated by the Selling Holders may be effected at any one time without registration regardless of the identity or status of the buyer(s) of such Registrable Securities. Also, the Company will not be required to file any registration statement to cover Registrable Securities that are already registered pursuant to a previous registration statement that is effective and available for use by the Holders of such Registrable Securities to effect sales thereof at such time.

        4. UNDERWRITTEN OFFERINGS.

           (a) UNDERWRITTEN OFFERINGS. If requested by the underwriters for any underwritten offering including the Selling Holders pursuant to a registration under Section 2, the Company will enter into an underwriting agreement with such underwriters for such offering and with the Selling Holders, such agreement to be in form and substance reasonably satisfactory to the Company, the Selling Holders and the underwriters and to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent substantially as provided in Section 6. The Selling Holders shall be a party to such underwriting agreement and may, at their option (reasonably exercised), require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Selling Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Selling Holders.

           (b) SELECTION OF UNDERWRITERS. If a registration pursuant to Section 2 involves an underwritten offering, then the Company will be entitled to select the underwriter or underwriters and the Underwriters' Representative therefor.

        5. INDEMNIFICATION; CONTRIBUTION. If any Registrable Securities are included in a registration statement under this Agreement:

           (a) The Company shall indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of the Securities Act, and each officer, director, partner, and employee of such Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including reasonable attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or any other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

               (i) Any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto;

               (ii) The omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

               (iii) Any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law; provided, however, that the indemnification required by this Section 5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent (and only to the extent) that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by any indemnified party expressly for use in connection with such registration; provided, further, that the indemnity agreement contained in this
Section 5 shall not apply to any underwriter to the extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such person at or prior to the confirmation of sale to such person if such underwriter was under an obligation to deliver such final prospectus and failed to do so. The Company shall also indemnify underwriters participating in the distribution and each person who controls any such underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Selling Holders. The Company may also require in any underwriting agreement that it signs, reasonable indemnification and contribution agreements in favor of the Company from the underwriters and the Selling Holders.

           (b) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 5, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel at its own expense except as provided below. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if and to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 5. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within sixty (60) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder, but in such event such amounts shall be refunded). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels). No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

           (c) If the indemnification required by this Section 5 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this
Section 5:

               (i) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. Notwithstanding the provision of this subsection (i), each indemnified party shall not be required to contribute any amount in excess of the net proceeds such indemnified party received from the sale of Registrable Securities. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(a), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

               (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(c) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 5(c)(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

           (d) If indemnification is available under this Section 5, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 5 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 5(c).

           (e) The obligations of the Company and the Selling Holders of Registrable Securities under this Section 5 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this Agreement, and otherwise.

        6. COVENANTS OF THE COMPANY. The Company hereby agrees and covenants as follows:

           The Company shall file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act. If the Company is ever not required to file reports pursuant to the Exchange Act, thereupon the request of any Holder of Registrable Securities, the Company shall make publicly available the information specified in subparagraph (c)(2) of Rule 144 of the Securities Act, and take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Holders to transfer Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the Commission.

        7. MISCELLANEOUS.

           7.1 NOTICES. All notices, requests, claims, demands, waivers and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows:

                 (a)    The Holder at:



                        Integrated Global Concepts, Inc.
                        2800 River Road, Suite 170
                        Des Plaines, Illinois  60018
                        Attention:  John R. Neurauter
                        Fax:  (847) 655-6004

                 with a copy to:

                        Chapman and Cutler
                        111 West Monroe Street
                        Chicago, Illinois  60603
                        Attention: Robert J. Schneider, Esq.
                        Fax:  (312) 701-2361



                 (b)    The Company at:

                        JFAX.COM, Inc.
                        6922 Hollywood Boulevard, Suite 900
                        Hollywood, California 90028
                        Attention: Steven J. Hamerslag, President and CEO, and Nicholas V. Morosoff, Secretary and General Counsel

                 with a copy to:

                        Frank H. Golay, Jr.
                        Sullivan & Cromwell
                        1888 Century Park East
                        Los Angeles, California  90067

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

               7.2 LAW GOVERNING. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS.

               7.3 ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees (including any fees incurred in any appeal) in addition to its costs and expenses and any other available remedy.

               7.4 HEADINGS. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, and do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

               7.5 ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the Majority Holders. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by an amendment or waiver authorized by this Section 7.5, whether or not any such Registrable Securities shall have been marked to indicate such consent.

               7.6 ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto; provided, however, that the registration rights hereunder shall only be available to Holders.

               7.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               7.8 VALIDITY, DUE AUTHORIZATION. By its execution hereof, the Company and Suretalk each represents and warrants that it has the corporate power to execute, deliver and perform the terms and provisions of this Agreement and that it has taken all appropriate and necessary corporate action to authorize the transactions contemplated hereby and the execution, delivery and performance of this Agreement.

               7.9 SPECIFIC PERFORMANCE. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each party hereto shall be entitled to specific performance of the agreements and obligations of each other party hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

                                    JFAX.COM, INC.


                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:



                                    INTEGRATED GLOBAL CONCEPTS, INC.


                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:

                                    EXHIBIT B

                           SOFTWARE LICENSE AGREEMENT

        This Software License Agreement (this "Agreement") is made and entered into as of _______ __, 2000 by and among eFax.com, a Delaware corporation ("eFax"), JFAX.COM, Inc., a Delaware corporation ("JFAX"), and Integrated Global Concepts, Inc., an Illinois corporation ("IGC").

                                   BACKGROUND

        A. IGC and eFax have entered into a Software Development Agreement, executed on February 16, 1999 (the "Development Agreement"), and a Co-Location Agreement, executed on February 16, 1999 (the "Co-Location Agreement"), pursuant to which IGC provides certain development and co-location services to eFax.

        B. eFax, IGC and JFAX have entered into an Agreement of Understanding, dated June __, 2000 (the "Agreement of Understanding"), pursuant to which JFAX on and after the Closing Date (as such term is defined in the Agreement of Understanding) will issue 2.0 million shares of its Common Stock, par value $0.01 per share (the "JFAX Shares"), to IGC pursuant to the Agreement and eFax and JFAX will provide additional consideration to IGC.

        C. As part of the consideration for the JFAX Shares and other consideration to be provided by JFAX and eFAX, IGC has agreed to enter into this Agreement.

        NOW, THEREFORE, for good and valuable consideration, eFax, JFAX and IGC agree as follows:

                            Article I -- Definitions

        As used in this Agreement, each term listed below shall have the meaning that is given after it:

        1.1 "Correction" means a modification to the Licensed Software that resolves Errors or bugs to the extent such modification occurs prior to the date of the termination of the Transition Services in accordance with the provisions of Section 9(b) of the Agreement of Understanding.

        1.2 "Enhancements" means modifications to the Licensed Software other than Corrections. Enhancements include, for example, modifications that improve the efficiency and effectiveness of program functions, change such functions or create new ones.

        1.3 "Errors" means defects that cause the performance of the Licensed Software to deviate materially from the program functions and specifications.

        1.4 "IGC Enhancement" means any Enhancement to the Licensed Software developed by or on behalf of IGC after the date of this Agreement, but on or prior to the termination of the Transition Services in accordance with the provisions of Section 9(b) of the Agreement of Understanding.

        1.5 "Intellectual Property Rights" means (a) all proprietary rights (such as, for example, patents, copyrights, trade secrets, confidential information and all rights to apply for or register the same) in inventions, algorithms, works of authorship, products or processes, whether or not patentable or copyrightable and whether or not reflected in any patent applications or copyright registration or any other public applications, registrations or filings, related to the Licensed Software, including any IGC Enhancements or Corrections, and (b) to the extent not set forth in (a), all Licensed Patents.

        1.6 "Licensed Patents" means any patents or patent applications and any patent issued from such applications and any and all reissues, substitutions, confirmations, registrations, revalidations, additions, continuations, continuations in part or divisions of or to such patents or patent applications thereof to the extent of IGC's interest therein, together with all corresponding foreign applications and patents which have been or may be filed thereon. Licensed Patents shall include any of the foregoing with respect to any patent application made by IGC or on behalf of IGC or its shareholders, officers, employees or principals prior to the date of this Agreement or within two years following the date of this Agreement.

        1.7 "Licensed Software" means the software programs specified in Schedule A to this Agreement, together with any Corrections or IGC Enhancements after the date of this Agreement.

        1.8 "Object Code" means machine-readable computer code for the Licensed Software.

        1.9 "Party" means IGC, JFAX or eFax, as applicable. "Parties" shall refer to all of IGC, JFAX and eFax.

        1.10 "Program Documentation" means all product documentation and user manuals for the Licensed Software.

        1.11 "Source Code" means human-readable computer code for the Licensed Software.

        1.12 "Term" has the meaning set forth in Section 7.1.

        1.13 "Transition Services" shall have the meaning set forth in Section 9(a) of the Agreement of Understanding.

                           Article II - License Grant

        2.1 Grant of License. IGC grants to eFax and to JFAX, to the extent that it legally may and subject to the express limitations of this Agreement, a perpetual, assignable, non-exclusive, worldwide, royalty-free license (with the right to sublicense through multiple levels of sublicensees) to use, copy, reproduce, create derivative works of, distribute, publicly perform and publicly display by all means now known or later developed the Licensed Software and the other Intellectual Property Rights for any purpose. IGC will initially provide eFax with up to 15 copies on CD-ROM of the Licensed Software in Source Code form and in Object Code form as eFax may reasonably request. In addition, IGC agrees to provide eFax with copies of all of the applicable Program Documentation. This grant in no way limits any of the licenses transferred and granted to eFax pursuant to the Development Agreement or otherwise.

                     Article III - Enhancements, Assistance

        3.1 Notification of Enhancements. IGC agrees to promptly notify eFax of any IGC Enhancements or Corrections, to fully disclose the IGC Enhancements and Corrections to eFax and to provide to eFax Source Code for such IGC Enhancements and Corrections.

        3.2 Assistance. If requested by eFax, IGC agrees to provide, as part of the Transition Services, reasonable instruction to eFax in the use of any License Programs, including the IGC Enhancements.

        Article IV -- Patent Prosecution and Intellectual Property Rights
                                  Maintenance

        4.1 IGC to Prosecute and Maintain. During the Term, IGC may, in its sole discretion and at its sole expense, prosecute and maintain patent protection for its technology; provided, however, that IGC shall not be required to seek any patent protection. The rights to seek and maintain patent protection shall include any IGC Enhancements.

        4.2 Licensed Patents. IGC represents that Schedule 4.2 sets forth a complete and accurate description of all measures taken by IGC to date to prosecute patent protection for any Licensed Patent or to protect any other Intellectual Property Right in any country. Any patent or other intellectual property protection granted to IGC in connection with the Licensed Software or the Licensed Patents shall be included as part of the license granted to eFax and JFAX pursuant to Section 2.1.

                            Article V -- Infringement

        5.1 Notice. Each of eFax, JFAX and IGC agrees that during the Term it will promptly notify the other Parties in the event that it becomes aware of any potential infringement of any Intellectual Property Rights.

        5.2 Obligations. None of eFax, JFAX nor IGC shall have any obligation to protect any Intellectual Property Rights from infringement. IGC, however, shall have the right, in the sole judgment and discretion, to take such action as it deems necessary, proper and justified to protect the Licensed Software and other Intellectual Property Rights from infringement. If IGC elects to initiate any infringement litigation, eFax and JFAX agree to execute such documents and otherwise cooperate with IGC as may be necessary (but without significant expense to eFax or JFAX) to perfect and maintain such Intellectual Property Rights.

        5.3 Notice to eFax and IGC. If IGC elects not to initiate infringement litigation pursuant to this Article V, it will promptly notify eFax and JFAX and eFax and JFAX may elect to bring suit against the alleged infringer at its sole expense, and in its sole discretion. IGC will execute such documents and otherwise cooperate with eFax or JFAX as may be necessary (but without significant expense to IGC) to perfect and maintain such Intellectual Property Rights.

        5.4 Settlements and Recoveries. Any recovery, lump-sum settlement or royalties recovered by eFax, JFAX or IGC in protecting the Intellectual Property Rights shall be split as follows: (a) the Party paying for the legal proceedings shall fully recover all of its out-of-pocket expenses and a reasonable charge (as determined by paying Party's management) for the time of the paying Party's personnel (it shall be deemed reasonable to allocate 150% of the employee's base salary for the time spent on any proceeding) prior to any other payments, then to the extent of any additional payments (b) in proportion to the value of the Intellectual Property Rights to each Party as determined by an appraiser or appraisers selected by the Parties. Unpaid amounts to the paying Party under (a) shall earn interest at the rate of 1% per month. The Parties agree that any determination of value by the appraiser or appraisers shall be definitive.

                   Article VI - Representations and Warranties

        6.1 Representations and Warranties. IGC represents and warrants to eFax and JFAX that (a) IGC has developed and owns, and has the right to grant the license to, the Licensed Software and the other Intellectual Property Rights in accordance with the terms and conditions of this Agreement; (b) neither the Licensed Software nor any other Intellectual Property Right is the subject of any encumbrance, lien or claim of ownership by any third party prohibiting or otherwise superior to the license granted hereunder; (c) neither the Licensed Software nor any other Intellectual Property Right infringes or will infringe the intellectual property rights of any third party; and (d) IGC has received no claims of any such infringement. IGC represents that, except as set forth on Schedule 4.2 attached hereto, it has not been granted any patents, filed any patent applications or registered any copyrights or other Intellectual Property Rights in any country with regard to the Licensed Software. Except as set forth on Schedule 6.1 attached hereto, neither eFax nor JFAX to best of its knowledge is aware of any claim that the Licensed Software infringes the intellectual property right of any third party.

        6.2 Representation and Warranty Limit. Notwithstanding the provisions of
Section 6.1, the representation and warranty set forth in Section 6.1 (c) shall not apply to any infringement or alleged infringement occurring after the date of this Agreement and IGC shall not be liable for any liability as a result of its representation and warranty set forth in Section 6.1(c) being untrue in excess of $_________ [200,000, times the closing price of JFAX Common Stock on the last trading day prior to the Closing].

                       Article VII -- Term and Termination

        7.1 Term. This Agreement shall continue in full force and effect from the date of this Agreement until the expiration of the last to expire of any rights constituting or related to the Intellectual Property Rights, unless earlier terminated by agreement of the Parties.

        7.2 Continuing Rights. Termination of this Agreement for any reason shall be without prejudice to the rights and obligations provided in Articles V and VI and this Article VII.

                          Article VIII -- Miscellaneous

        8.1 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Party hereto shall be entitled to specific performance of the agreements and obligations of each other Party hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

        8.2 No Waiver. The waiver of any Party of any right under this Agreement or of any breach of this Agreement shall not be deemed a waiver of future enforcement of such right or the waiver of subsequent breach, whether or not similar.

        8.3 Notices. All notices, reports, requests or demands required or permitted under this Agreement shall be forwarded, charges prepaid, by registered air mail or by air courier or may be sent by facsimile, with confirmed transmission, properly addressed to the respective Parties. Notices given will be deemed effective upon actual receipt at the addresses as follows (or such other address as designated by a Party in writing to the other Parties):

If to eFax:

                      eFax.com
                      1378 Willow Road
                      Menlo Park, California  94025
                      Attention: Secretary
                      Fax:  (650) 470-6969

with a copy to:

                      Howard, Rice, Nemerovski, Canady, Falk & Rabkin A Professional Corporation
                      Three Embarcadero Center, 7th Floor
                      San Francisco, California 94111
                      Attention:  Joseph B. Hershenson, Esq.
                      Fax:  (415) 217-5910

If to JFAX:

                      JFAX.COM, Inc.
                      6922 Hollywood Boulevard
                      Suite 900
                      Los Angeles, California  90028
                      Attention:  Chief Executive Officer
                      Fax:  (323) 860-9201

with a copy to:

                      Sullivan & Cromwell
                      1888 Century Park East
                      Los Angeles, California  90067-1725
                      Attention:  Frank H. Golay, Esq.
                      Fax:  (310) 712-8800

 If to IGC:

                      Integrated Global Concepts, Inc.
                      2800 River Road, Suite 170

                      Des Plaines, Illinois  60018
                      Attention:  John R. Neurauter
                      Fax:  (847) 655-6004

 with a copy to:

                      Chapman and Cutler
                      111 West Monroe Street
                      Chicago, Illinois  60603
                      Attention:  Robert J. Schneider, Esq.
                      Fax:  (312) 701-2361

        8.4 Governing Law. This Agreement is to be construed under the laws of the State of California, U.S.A.

        8.5 Independent Contractors. No agency, partnership or joint venture is hereby established. Each Party shall act hereunder as an independent contractor. No Party shall enter into or incur, or hold itself out to third parties as having authority to enter into or incur on behalf of the other Parties, any contractual obligations, expenses or liabilities whatsoever.

        8.6 Assignment. This Agreement shall be binding upon the Parties and their respective successors and permitted assigns. This Agreement may be otherwise assigned by a Party only with the prior written consent of the other Parties; provided, however, that eFax may assign any of its rights and obligations hereunder, in whole or in part, to JFAX.

        8.7 No Third-Party Beneficiary. Nothing in this Agreement, express or implied, is intended to confer on any person other than the Parties hereto, or their respective successors and permitted assigns, any benefits, rights or remedies.

        8.8 Severability. Should any provision of this Agreement be, become or be held illegal, invalid or unenforceable to any extent, then such provision shall be modified rather than held illegal, invalid or unenforceable if possible in order to achieve the intent of the Parties; such provision shall be ineffective only to the extent of such unenforce-ability or prohibition and otherwise be enforced to the greatest extent permitted by law; and such unenforceability or prohibition in any jurisdiction shall not (i) invalidate or render unenforceable the said provision as applied to other circumstances or in any other jurisdiction or (ii) affect or invalidate the remaining provisions of this Agreement, which shall otherwise remain in full force and effect.

        8.9 Public Announcements. Each of the Parties hereto agrees that it will not, without the prior approval of the other Parties, issue any press release or written statement for general circulation relating to the transactions contemplated hereby, except as otherwise required by applicable law or regulation or NASDAQ rules (provided that the issuing Party shall nevertheless provide the other Parties with notice of, and the opportunity to review, any such press release or written statement).

        8.10 Integration. This Agreement constitutes the entire agreement between the Parties hereto relating to the subject matter hereof and supersedes all prior and contemporaneous negotiations, agreements, representations, understandings and commitments with respect thereto except for the applicable provisions of the Co-Location Agreement, the Agreement of Understanding and the obligations as to confidentiality pursuant to the all prior confidentiality agreements between eFax and IGC. No terms or provisions of this Agreement shall be varied, extended or modified by any prior or subsequent statement, conduct or act of any of the Parties, except by a written instrument specifically referring to and executed in the same manner as this Agreement.

        8.11 Counterparts. This Agreement and any amendments hereto may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        8.12 Sale of Servers. In the event that eFax sells any eFax Servers containing IGC Software (as discussed in Exhibit A to the Development Agreement) or makes any other sale containing any Intellectual Property Rights, eFax will not be required to make any payments to IGC in connection with such sales, and will delete all IGC Software and any Intellectual Property Rights prior to delivery of the sale assets to anyrchaser.

        IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed by an authorized representative as of the date and year first above written.

eFAX.COM                                    INTEGRATED GLOBAL
CONCEPTS, INC.


By:                                         By:
   ------------------------------              --------------------------------
Its:                                        Its:
    -----------------------------               -------------------------------

JFAX.COM, INC.


By:
   ------------------------------
Its:
    -----------------------------

                                   SCHEDULE A

                                LICENSED SOFTWARE

        "Licensed Software" shall mean all of the software (which term for all purposes of this Schedule A shall be deemed to include all related source code, object code, designs, algorithms, user interfaces and procedures) that eFax and/or IGC uses as of the date of the Agreement in connection with the services performed by eFax and/or IGC for eFax's customers or in connection with any related billing, credit card processing, customer sign-up/provisioning, reseller/branding support, API, user data base and web site hosting functions, or otherwise relating to the eFax services and their use by eFax and its customers, whether pursuant to the Development Agreement, the Co-Location Agreement or otherwise, including, without limitation:

        1. All software which is used by IGC in performing services for eFax pursuant to the Co-Location Agreement, including, but not limited to, all IGC software for fax communications from the Brooktrout boards, managing the fax files through the network of servers, directing the traffic over both the inbound and outbound T1 and E1 telephone interfaces (lines), and the web site/network infrastructure. Such software shall include software related to data bases of all faxes, logs, user data and other customer information as required by the web site, billing interface and server network.

        2. To the extent not included above, all software constituting, incorporated into, forming a part of, or otherwise related to the Custom Interface (in each case as described in the Development Agreement) or any other Deliverables (as defined in the Development Agreement).

        3. To the extent not included elsewhere, the software represented by the Source Code deposited with an escrow agent pursuant to the terms of the Source Code Escrow Agreement among IGC, eFax and Brambles Information Management as the Escrow Agent, last executed on February 24, 1999.

        4. To the extent not included elsewhere, any software or other Intellectual Property Rights used by IGC in the performance of the Development Agreement or the Co-Location Agreement.

        5. Software to monitor directly and/or remotely the eFax network.

        6. Software to remotely troubleshoot equipment on the network including telephony interfaces.

        7. All application program interfaces (APIs) that interface with the system and the software for the back end processes that support them.

        8. To the extent not included above, all software constituting, incorporated into, or forming a part of, or otherwise related to the following software modules: (i) M9XX BFT reception and conversion to email attachments,
(ii) SOHO Fax TIFF reception and conversion to email attachments, (iii) toll free 800/888/877 etc. service, (iv) premium service as described as 30 days of storage, (v) OCR, (vi) web site hosting, (vii) forwarding of fax messages based on customer defined entries, (viii) automated forwarding to an email distribution list, (ix) voice, (x) send, (xi) API, (xii) UK co-location, (xiii) E1 interface, (xiv) spam guard, (xv) network monitoring interfaces (both server and telephony interface monitoring), (xvi) co-brands (branding), (xvii) co-location of non-IGC equipment, (xviii) wireless services, (xix) payment tech to the extent developed, (xx) cover sheet generation, (xxi) financial/credit card reporting, (xxii) fax preview, (xxiii) Try 2 Free, (xxiv) voicemail, (xxv) voice-to-email, (xxvi) network security and (xxvii) corporate services.

        9. To the extent not included above, all software identified, depicted or otherwise referred to in the items delivered by IGC pursuant to clauses (i),
(ii), (iii) or (iv) of Section 1 of Exhibit C (Transition and the
Post-Termination Services) to the Agreement of Understanding.

        10. All software created in accordance with the terms of the Transition and Post-Termination Services Agreement (Exhibit C to the Agreement of Understanding).

                                  SCHEDULE 4.2

As of June 30, 2000:  None

                                  SCHEDULE 6.1

As of June 30, 2000:  None

                                    EXHIBIT C

                    TRANSITION AND POST-TERMINATION SERVICES

               The Transition Services and the Post-Termination Services shall be as set forth below. Terms not defined below shall have the meanings set forth in the Agreement to which this Exhibit is attached.

1. Transition Services. The "Transition Services" shall mean the services provided by IGC's team of developers currently used to provide development services to eFax, including without limitation Jack Neurauter, John Neurauter, Jim Siwek and Mike Harris (and by any other personnel who may be required to provide the following services) as may be necessary to provide for:

        a. The continued operation, maintenance and completion of all outstanding development work in connection with the Corporate Program, including completion of the eFAX API functions that pertain to the Corporate Program, in which IGC is engaged on the date of this Agreement.

        b. The continued operation and maintenance of all computer software, computer hardware and network infrastructure used by IGC in connection with the performance by IGC under the Co-Location Agreement or otherwise in connection with the services performed by eFax and/or IGC for eFax's customers or in connection with any related billing, credit card processing, customer sign-up/provisioning, reseller/branding support, API, user data base or web site hosting functions.

        c. The services necessary to transition the services provided by eFax to its customers (the "eFax Services") to a new operational system with JFAX, including among other tasks, IGC's assisting in transitioning the customer/user data bases (for both eFax and HotSend related web sites) and all data fields and customer information included therein (including without limitation all profiles, logs, histories, subscriber data, usage data, download data, tracking data, billing data and balances) and network infrastructure (including, without limitation, DIDs, trunks, servers, IP space, domain and name space) to a new system and training JFAX personnel on the organization of the relevant software code of the current eFax system. In addition, IGC will provide those services necessary to fulfill the requirements of Section 11 of the Agreement. JFAX shall determine all aspects of the design, implementation and development of the new operational system.

The "Transition Services" shall further include the creation by IGC of true, complete and correct copies of the following:

            i. Comprehensive system architecture diagrams and technical documentation for the eFax network, identifying and diagramming the location of each piece of hardware and software in the network, and detailing how each such piece of hardware and software is connected to the eFax database, the eFax data network and the PSTN.

            ii. A comprehensive process/data flow chart for the eFax network, detailing each of the business processes that support the billing of eFax customers. This flow chart shall explain in reasonable detail, without limitation: (A) how billing cycles are determined, (B) how customer usage and resulting billing data are generated, and (C) how customer billing data are communicated from the various points-of-presence on the eFax network to the customer data base.

            iii. Comprehensive software architecture diagrams and technical documentation detailing, as to each system in the eFax network (including each of the systems and modules referenced in Section 11(b) of the Agreement) the various blocks of software/code which comprise each such system, how such blocks have been built on top of one another, and the specific function performed by each such block.

            iv. A copy of all applicable database schemas accompanied, with respect to each schema, by a document describing the use of such schema, each of the tables therein, and each of the columns in those tables, as well as an export of each such database schema and sufficient sample data for each such schema so as to allow JFAX to duplicate the eFAX database in its entirety on a test server for purposes of evaluating the data migration effort with the assistance of IGC.

        IGC will develop and provide the items set forth in clause (iv) above no later than 30 days after the date of the Merger Agreement. Initially, IGC will develop and provide, no later than 30 days after the date of the Merger Agreement, the items set forth in clauses (i), (ii), and (iii) above in reasonably detailed form sufficient to permit JFAX technical personnel to understand the overall eFax network and infrastructure and to estimate the scope of the migration effort described in paragraph c. above. Following this initial delivery of documentation, IGC will develop and provide, within 30 days after request by JFAX, more detailed versions of each of the items set forth in clauses (i), (ii), and (iii) above, in each case meeting the "comprehensive" standard set forth in such clauses and at a level of detail as specified by JFAX following JFAX's review of the initially delivered documentation..

2. Direction of Transition Services. JFAX shall consult with and direct IGC as to how it should assist in the Transition Services and JFAX and IGC shall jointly determine the relative priority of transition, operations and support tasks to be undertaken by IGC. Notwithstanding the preceding sentence, IGC will perform the Transition Services and the Post-Termination Services as an independent contractor, and nothing contained in the Agreement or in this Exhibit shall be construed to create or imply a joint venture, partnership, principal-agent or employment relationship among the parties to the Agreement. No party to the Agreement shall take any action or permit any action to be taken on its behalf which purports to be done in the name of or on behalf of any other party to the Agreement and no party will have any power or authority to bind any other party or create any obligation or responsibility express or implied on the other party's behalf or in its name.

3. Payment for the Transition Services. The consideration for IGC's performing the Transition Services shall be the payments set forth in Section 9(b) of the Agreement and, in the event the Closing occurs, a portion of the JFAX Shares.

4. Term of Transition Services. Unless earlier terminated pursuant to the terms of Section 9(b) of the Agreement, the period in which IGC shall be required to perform the Transition Services shall terminate on the first anniversary of the date of the Agreement.

5. Post-Termination Services. The "Post-Termination Services" shall mean technical support as eFax and/or JFAX may request from time to time following the termination of the Transition Services. IGC agrees to provide up to 25 hours per month of Post-Termination Services at a rate of $100 per hour for such services during a period which shall begin upon the termination of the Transition Services and shall end on the earlier of (a) JFAX's notification to IGC that it will no longer require any Post-Termination Services or (b) the first anniversary of the termination of the Transition Services. Neither eFax nor JFAX shall be required to use any amount of the Post-Termination Services.

6. Performance of Services. All work to be performed by IGC pursuant to this Exhibit may be performed at IGC's facilities except as may be reasonably required by the nature of the services. IGC will perform all services in good faith and in a timely manner and agrees to commit sufficient resources to performing the services. IGC agrees to make the Transition Services one of its high priorities and to make the Transition Services its highest priority relative to any other development project(s).

7. Software and License Rights. eFax and JFAX agree to provide IGC with those portions of eFax's and JFAX's software, or such other information, materials and technology owned or controlled by eFax and JFAX which IGC reasonably requires in order to perform the services. eFax and JFAX also grant to IGC any license rights (on a royalty-free, non-exclusive, non-transferable basis) necessary for IGC to perform the services; provided that, such license rights shall terminate upon the completion of such services. eFax and JFAX will retain all ownership rights in and to their respective technology and IGC will gain no rights in or to eFax's or JFAX's technology except as set forth in this Exhibit and necessary for IGC to perform the services required by this Exhibit. IGC will retain all ownership rights in and to its Intellectual Property Rights and

Licensed Software (as such terms are defined in the Software License Agreement) and any software created pursuant to the terms of this Agreement.

8. Warranties. IGC hereby represents and warrants that (a) all IGC employees or contractors that will have access to eFax or JFAX Confidential Information (as defined below) shall be under written obligation to protect such Confidential Information at least to the same degree as set forth in this Exhibit; (b) all IGC software and the other recognized protected intellectual property rights (collectively, the "IP Rights") used in connection with the services is and will be original works of IGC and any third parties will have executed assignment of such parties' rights to IGC; (c) none of the IP Rights, nor any element thereof, will be subject to any restrictions or to any mortgages, liens, pledges, security interests, encumbrances or encroachments prohibiting or otherwise superior to the licenses granted by the Software License Agreement; and (d) the IP Rights will not include any harmful code, including without limitation, viruses, Trojan horses, time bombs or other code the purpose of which is to interfere with the functionality of any software.

9. Confidentiality. Each of the parties agrees to hold any other party's Confidential Information in strict confidence and not disclose the Confidential Information to any third party unless such disclosure is authorized by the party who owns such Confidential Information; eFax shall not disclose, and hereby warrants that it has not disclosed any Confidential Information of IGC to JFAX; provided that after the date of the Merger Agreement, eFax and JFAX shall be permitted to disclose to each other any Confidential Information of IGC. The provisions of this Section 9 shall apply for a period of three years after the Closing Date. No party to the Agreement shall use any other party's Confidential Information for any purpose except as expressly permitted hereunder. Each party agrees to take reasonable steps to protect any other party's Confidential Information and to ensure that such Confidential Information is not disclosed, distributed or used in violation of the provisions of this Exhibit. The foregoing prohibition on disclosure of Confidential Information will not apply to the extent certain Confidential Information is required to be disclosed by the receiving party as a matter of law or by order of a court; provided that the receiving party uses reasonable efforts to provide the disclosing party with prior notice of such obligation to disclose and reasonably assists in obtaining a protective order therefor. "Confidential Information" shall mean the software of eFax, JFAX or IGC in source code or any other form, and all source code, object code, designs, algorithms, user interfaces and procedures incorporated thereinto, forming a part thereof, or otherwise related thereto, and all intellectual property rights in any of the foregoing and any other information disclosed by a party to the Agreement to another party and clearly marked or otherwise clearly designated as "confidential" or the equivalent or known to the receiving party to be Confidential Information of the other party. A party's Confidential Information will not include any information that: (i) is or becomes a part of the public domain through no wrongful act or omission of the other party; (ii) was in the other party's lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party and was not otherwise subject to confidential treatment; (iii) is lawfully disclosed to the other party by a third party without restriction on disclosure; or (iv) is independently developed by the other party by employees or agents without access to the party's Confidential Information and such development is not pursuant to a contractual obligation to develop such information for such other party.

10. Miscellaneous. The provisions of Article 27 of the Agreement shall apply to this Exhibit.

                                 SCHEDULE 11(d)

                                  EFAX SOFTWARE

For purposes of Section 11(d) of the Agreement, the following software modules owned by eFax shall be the property of eFax as set forth in Section 11(d):

1. All eFax viewer technology, including viewers, JSDSDK and other libraries on multiple platforms, including Windows and Macintosh.

2. All conversion technology, including the TIFF to EFX converter and its various derivatives and the EFX to EFX converter (header stamping, ad insertion, audio insertion).

3. The eFax Messenger Plus client software and technology.

4. The DEMIME module, used to decode incoming e-mail from efaxsend.com.

5. The EFX and HOT file formats.

6. The ad serving technology in eFax's implementation, except the method of compiling, recalling and caching user demographic data for access at runtime, as implemented in portions of update.cgi.

7. The live update technology, including the CGI script supporting it, except for the portion specified in Section 6.

8. The structure and UI design of the HDML/WML for wireless services, except the method of recalling message transmission/reception data from remote servers and the methods for forwarding/resending messages to fax or email destinations.

9. The table design/structure, session expiration, UI design, and functionality of the PDA services for Palm and Omnisky, except the method for recalling message transmission/reception data from remote servers and the methods for forwarding/resending messages to fax or email destinations.

10. The eFax web site user interface, and look and feel.

11. All software, design, architecture and system configurations (including virus scanning) running on or in connection with the document rasterization servers (the so-called "mighty rasty" servers) which have been configured by eFax, delivered to IGC, and subsequently updated by eFax from time to time, including but not limited to the ASP web pages and software processes supporting the `eFax Send for the Web' product and the back-end process allowing the efax.com e-mail domain to receive a variety of document formats (currently over 30) and convert them to faxes, except the mail server deamno and its related libraries that run on multiple servers that actually provide the mechanism by which the efaxsend.com domain is able to receive electronic messages of any format (not limited to the 30 document formats that the "mighty rasty" servers are able to handle) as this software is owned by neither eFax.com nor IGC, software that is responsible for the parsing of the raw email messages after they have been received by the above mentioned mail server(s), software that resolves the sender's email address to an eFax user account either directly or indirectly via an alias list, software that resolves the recipient email addresses to fax message destinations information, software that converts TIFF files to faxes which includes custom fax cover page generation and further queuing to outbound fax servers, any processes that log fax information to user activity log databases, and any software that is responsible for final fax delivery via telephony circuits and result reporting to the original user as to the delivery status of the fax as well as charges incurred to that user during fax transmission.

12. All software, design, architecture and systems configuration of the eFax Web Toolkit, including the Java servlet and applet.

13. The eFax API definition (defined originally by Max Wheeler).

14. The technique and process of performing a binary file transfer for the purpose of submitting a file for faxing from a remote third-party server to the eFax service programatically which uses the WebSend services (e.g., the mechanism that XDrive will use to submit files for faxing).

15. The design, architecture and processes used in the WebView prototype for converting fax images form TIFF or EFX into GIF format to allow real-time viewing of faxes in different zoom levels and resolutions by a user in a web browser (currently under development).

16. The technique and process of transferring files from a co-located server to a client server (e.g., used in the WebView project currently under development).

17. The design and implementation of the eFax Corporate Client being written for eFax by FaxBack Inc.

18. Design and implementation of e-mail tracking and web tracking systems for tracking users' behavior with received e-mails and their usage of the eFax web site.

19. All communications and users, including the terms of service, help system, e-mail text (including, but not limited to, fax delivery e-mails, fax send errors and confirmations, newsletters, technical support texts such as those currently sent out via KANA, etc.).

20. The TIF2TXT design, architecture, module and process, used to convert TIF images into editable text via OCR.

                                    Exhibit D

        ESCROW AGREEMENT (this "Agreement"), dated as of __________, 2000, among JFAX.COM, Inc., a Delaware corporation (the "Company"), Integrated Global Concepts, Inc., an Illinois corporation ("IGC"), and ___________, a national banking association (the "Escrow Agent").

                                    RECITALS

        WHEREAS, this Agreement is entered into in connection with the Agreement of Understanding, dated as of June __, 2000, by and among the Company, eFAX.com, Inc. and IGC (the "Agreement of Understanding"), which provides for the issuance by the Company to IGC of 2,000,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock");

        WHEREAS, the Company and IGC have agreed to deposit 800,000 shares (the "Escrow Shares") of such Common Stock with the Escrow Agent pursuant to this Agreement; and

        WHEREAS, the Agreement of Understanding provides for the Company to deliver the Escrow Shares to the Escrow Agent upon the Closing that is taking place on the date of this Agreement (the "Closing" or the "Closing Date"), such Escrow Shares to be held by the Escrow Agent in escrow subject to the terms and conditions of this Agreement, and in order to facilitate the purposes of the Agreement of Understanding.

        NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein and in the Agreement of Understanding, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   Definitions

        1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

        "Agreement" has the meaning set forth in the first paragraph of this Agreement.

        "Agreement of Understanding" has the meaning set forth in the recitals of this Agreement.

        "Certified Notice" shall mean written notice certified either (x) by the Company (in certain circumstances specified herein) or (y) by IGC (in certain other circumstances specified herein) or (z) by both the Company and IGC (in certain other circumstances specified herein).

        "Closing" or the "Closing Date" have the meanings set forth in the recitals of this Agreement.

        "Company" has the meaning set forth in the first paragraph of this Agreement.

        "Dispute" shall mean any bona fide dispute, civil action, suit, claim, arbitration, mediation or other disagreement or proceeding arising out of or in connection with an alleged breach by IGC of its obligation to provide Transition Services in accordance with the Agreement of Understanding, for which damages or other remedies or relief have been claimed by the Company and not paid in full pursuant to the Agreement of Understanding.

        "Dividend" has the meaning set forth in Section 2.1(b).

        "Escrow Agent" has the meaning set forth in the first paragraph of this Agreement.

        "Escrow Shares" has the meaning set forth in the recitals of this Agreement.

        "Final Judgment" shall mean any final judgment or order not subject to further appeal issued by a court with competent jurisdiction over the parties to a Dispute.

        "Judgment" shall mean any order, consent decree, judgment, sanction, ruling or other remedial action taken by a court, arbitrator or other entity with competent jurisdiction over the parties to a Dispute, or any agreement or other settlement executed by the relevant parties in resolution of a Dispute.

        "Other Escrow Property" has the meaning set forth in Section 2.1(b).

        "Permitted Investments" means (i) U.S. Government Obligations with a maturity of one year or less; or (ii) certificates of deposit or acceptances with a maturity of one year or less of the Escrow Agent or any other financial institution that is a member of the United States Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000 or (iii) investment funds which invest primarily in U.S. Government Obligations of which the Escrow Agent or any of its affili-ates are a sponsor, investment advisor, manager, custodian or agent and for which the Escrow Agent may be separately compensated, provided that such investment or deposit is not prohibited by Federal or state banking laws applicable to the Escrow Agent.

        "Transition Services" has the meaning set forth in the Agreement of Understanding.

        "U.S. Government Obligations" means direct obligations of the United States of America.

        1.2 Other Definitions. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Agreement of Understanding.

                                   ARTICLE II

                               Escrow Arrangement

        2.1 Delivery of Escrow Shares and Other Escrow Property to the Escrow Agent, Etc. (a) On the Closing Date, the Company will deliver the Escrow Shares to the Escrow Agent pursuant to Section 27.20 of the Agreement of Understanding. The Escrow Agent will hold such Escrow Shares in escrow and will not transfer any interest in such Escrow Shares except pursuant to the terms of this Agreement and except as required by law.

        (b) If the Company shall declare and pay any dividend on the Escrow Shares, whether in the form of cash, Common Stock, other capital stock of the Company or any other property, or whether as a stock split or other subdivision of the Common Stock (a "Dividend"), during the term of this Agreement, the Company shall deliver such Dividend on the Escrow Shares to the Escrow Agent (any such Dividend and any Permitted Investments and any proceeds thereof, being herein called the "Other Escrow Property", which term shall also include any proceeds of the Escrow Shares). The Escrow Agent will hold the Other Escrow Property in escrow and will not transfer any interest in the Other Escrow Property except pursuant to the terms of this Agreement and except as required by law.

        2.2 Pledge and Grant of Security Interest. IGC hereby grants to the Escrow Agent, for the benefit of the Company, a security interest in the Escrow Shares and the Other Escrow Property, and any proceeds thereof, as collateral security for the performance by IGC of its obligations to perform Transition Services for the Company pursuant to the Agreement of Understanding. Upon any release of the Escrow Shares or

Other Escrow Property, this security interest shall be null and void with respect to any such released Escrow Shares or Other Escrow Property.

        2.3 Delivery by Escrow Agent of Escrow Property Upon Certain Events. (a) At any time during the term of this Agreement and upon receipt of a Certified Notice from the Company and IGC certifying the number of Escrow Shares and Other Escrow Property to be delivered to or upon the order of the Company or IGC, the Escrow Agent shall deliver such number of Escrow Shares and Other Escrow Property to or upon the order of the Company or IGC, as applicable. The Escrow Agent will continue to hold the remaining Escrow Shares and Other Escrow Property, if any, in escrow and will not transfer any interest in such Escrow Shares or Other Escrow Property except pursuant to the terms of this Agreement and except as required by law.

        (b) Notwithstanding the provisions of Section 2.3(a) above, promptly following receipt by the Escrow Agent of a Certified Notice from IGC stating that one of the dates described in Section 27.20(a) of the Agreement of Understanding has occurred, the Escrow Agent shall deliver notice to the Company of the receipt of such a Certified Notice from IGC. In the absence of receipt by the Escrow Agent, within ten (10) days following delivery of such notice to the Company, of a Certified Notice from the Company certifying that there exists a Dispute or Disputes, the Escrow Agent shall deliver one-half of the Escrow Shares and one-half of the Other Escrow Property then in its possession to or upon the order of IGC. (The Escrow Agent will continue to hold the remaining Escrow Shares and Other Escrow Property in escrow and will not transfer any interest in such Escrow Shares or Other Escrow Property except pursuant to the terms of this Agreement and except as required by law.) However, if the Escrow Agent shall received a Certified Notice from the Company certifying that there exists a Dispute or Disputes, then no such delivery of Escrow Shares and any Other Escrow Property shall occur pursuant to this subsection 2.3(b); instead, any such distribution would occur pursuant to 2.3(a) above or 2.3(d) below. However, from time to time as may be consistent with its rights and obligations under the Agreement of Understanding, the Company agrees that it will promptly provide a Certified Notice under Section 2.3(a) with respect to (i) amounts that are not subject to a Dispute or Disputes or (ii) amounts that subsequently cease to be subject to a Dispute or Disputes.

        (c) Notwithstanding the provisions of Section 2.3(a) above, promptly following receipt by the Escrow Agent of a Certified Notice from IGC stating that the date described in Section 27.20(b) of the Agreement of Understanding has occurred, the Escrow Agent shall deliver notice to the Company of the receipt of such a Certified Notice from IGC. In the absence of receipt by the Escrow Agent, within ten (10) days following delivery of such notice to the Company, of a Certified Notice from the Company certifying that there exists a Dispute or Disputes, the Escrow Agent shall deliver all remaining Escrow Shares and Other Escrow Property then in its possession to or upon the order of

IGC. However, if the Escrow Agent shall have received a Certified Notice from the Company certifying that there exists a Dispute or Disputes, then no such delivery of Escrow Shares and any Other Escrow Property shall occur pursuant to this subsection 2.3(b); instead, any such distribution would occur pursuant to 2.3(a) above or 2.3(d) below. However, from time to time as may be consistent with its rights and obligations under the Agreement of Understanding, the Company agrees that it will promptly provide a Certified Notice under Section 2.3(a) with respect to (i) amounts that are not subject to a Dispute or Disputes or (ii) amounts that subsequently cease to be subject to a Dispute or Disputes.

        (d) At any time during the term of this Agreement and upon the receipt by the Escrow Agent of a Certified Notice from the Company and IGC certifying that there exists a Judgment, or from the Company and IGC certifying that there exists a Final Judgment, so long as the Certified Notice sets forth the amount of such Judgment or Final Judgment and the number of Escrow Shares and amount of Other Escrow Property to be delivered to or upon the order of the Company or IGC, the Escrow Agent shall deliver such number of Escrow Shares and amount of such Other Escrow Property as specified in such Certified Notice to or upon the order of the Company or IGC, as applicable.

        2.4 Voting of Escrow Shares. Prior to the delivery by the Escrow Agent to the Company or to IGC, as the case may be, of the Escrow Shares and Other Escrow Property pursuant to Section 2.3 above, IGC shall have the sole power to exercise any voting rights attendant to the Escrow Shares and to any shares that constitute Other Escrow Property.

        2.5 Term of Escrow. The term of this Escrow Agreement and the security interest created pursuant to Section 2.2 above will commence upon receipt by the Escrow Agent of the Escrow Shares and will terminate when the last of the Escrow Shares and any Other Escrow Property has been delivered out of escrow pursuant to this Agreement, provided that Articles III and IV shall survive any such termination.

        2.6 Investment. The Escrow Agent agrees to invest all cash held by it pursuant to this Agreement in Permitted Investments at the written direction of the Company and IGC in the form of a Certified Notice and to hold such investments until their maturity unless directed by Certified Notice to liquidate such investments in order to make distributions pursuant to Section
2.3 above. The Escrow Agent shall not be liable for any loss of principal or interest or for any penalty that may result from following any investment instructions contained in any such Certified Notices.

        2.7 Notice and Opportunity to Cure. The Company hereby agrees for the benefit of IGC that if, on the date which is sixty (60) days following the Closing Date (such sixtieth (60th) day, the "Notice Date"), the Company is aware of any condition or failure to perform on the part of IGC that is the basis for a Dispute as of the Notice Date, then, within five (5) days following the Notice Date, the Company shall deliver notice to IGC of such condition or failure to perform so as to give IGC the opportunity to cure the same. The preceding sentence shall not apply to any condition(s) or failure(s) to perform on the part of IGC of which the Company becomes aware following the Notice Date, and the Company shall have the right to deliver a Certified Notice of Dispute regarding any such condition(s) or failure(s) to perform notwithstanding the Company's failure to deliver a notice in accordance with the preceding sentence.

        2.8 Representations and Warranties. (a) Each of the Company and IGC represents and warrants, with respect to itself, that (i) it has the requisite power and authority and has taken all action necessary in order to execute and deliver this Agreement and to consummate the transactions contemplated hereby,
(ii) this Agreement is a valid and binding agreement enforceable against it in accordance with its terms, (iii) the execution and delivery of this Agreement by it does not, and the consummation of the transactions contemplated hereby by it will not, constitute or result in (A) a breach or violation of, or a default under, its charter documents, if applicable, or (B) a breach or violation of, a default under, the acceleration of or the creation of a lien, pledge, security interest or other encumbrance on assets (with or without the giving of notice or the lapse of time) pursuant to, any provision of any contract to which it is a party or any law, ordinance, rule or regulation or judgment, decree, order, award or governmental or non-governmental permit or license to which it is subject, except, in the case of clause (B) above, for such breaches, violations, defaults or accelerations that, alone or in the aggregate, could not prevent, materially delay or materially burden the transactions contemplated by this Agreement and such liens, pledges, security interests or other encumbrances as may be created pursuant to this Agreement.

        (b) The Escrow Agent represents and warrants that (i) it has the requisite corporate power and authority and has taken all corporate action necessary in order to execute and deliver this Agreement and to consummate the transactions contemplated hereby and (ii) this Agreement is a valid and binding agreement of the Escrow Agent enforceable against the Escrow Agent in accordance with its terms.

                                   ARTICLE III

                                The Escrow Agent

        3.1 The Escrow Agent. (a) ____________ is hereby appointed as Escrow Agent in accordance with the terms and conditions set forth herein, and the Escrow Agent hereby accepts such appointment.

               (b) Subject to the other terms and conditions hereof, the Escrow Agent hereby irrevocably declares that it will hold all right, title and interest in and to the Escrow Shares and any Other Escrow Property in escrow upon the terms set forth herein.

               (c) The Escrow Agent shall not be concerned with, nor shall it have any duties or obligations under the Agreement of Understanding, but instead its sole duties shall be to comply with this Escrow Agreement and any instructions given in accordance with the terms hereof. Further, the Escrow Agent shall not be deemed to have knowledge of any matter set forth in such agreements that has not been set forth in this Escrow Agreement.

               (d) IGC agrees to provide to the Escrow Agent such stock powers and other instruments of transfer as the Escrow Agent may from time to time reasonably request for purposes of administering the escrows created hereunder. To that end, IGC hereby further grants to the Escrow Agent the following power of attorney:

                                POWER OF ATTORNEY

               Know all persons by these presents, that the grantor of this power of attorney constitutes and appoints __________as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all instruments of transfer for the purposes of the Escrow Agreement, dated as of ________, 2000, among JFAX.COM, Inc., Integrated Global Concepts, Inc. and ____________, with respect to any of the Escrow Shares or Other Escrow Property (as defined in such Escrow Agreement), granting unto said attorney-in-fact and agent, full power and authority to do and perform to all intents and purposes as the grantor of this power of attorney might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or its substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

               3.2 Compensation and Indemnification of Escrow Agent. (a) The Company agrees to pay the Escrow Agent such fees as the Company and the Escrow Agent shall from time to time agree for all services rendered by the Escrow Agent hereunder and, from time to time, on demand of the Escrow Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Escrow Agent and its officers, directors and agents for, and to hold each of them harmless against, any loss, liability or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Escrow Agent, for anything done or omitted by the Escrow Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending any claim of liability directly arising therefrom.

               (b) The Escrow Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered, or omitted by it in connection with its administration of this Agreement in reliance upon any Certified Notice signed by the proper party or parties.

               3.3 Merger or Consolidation of Escrow Agent. Any corporation into which the Escrow Agent or any successor escrow agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Escrow Agent or any successor escrow agent shall be party or any corporation succeeding to the corporate trust business of the Escrow Agent or a successor escrow agent as a whole or substantially as a whole, whether by sale or otherwise shall be the successor to the Escrow Agent under this Agreement without any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor escrow agent under the provisions of Section 3.5 hereof, and any Escrow Shares or Other Escrow Property held by the Escrow Agent prior to such transaction shall be deemed to be held by such successor thereafter.

               3.4 Duties of Escrow Agent. The Escrow Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions:

               (a) The Escrow Agent may consult with its legal counsel, and the opinion of such counsel shall be full and complete authorization and protection to the Escrow Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

               (b) Whenever in the performance of its duties under this Agreement the Escrow Agent deems it necessary or desirable that any fact or matter be proved or established by the Company or IGC prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be provided conclusively by Certified Notice delivered to the Escrow Agent. Any such certificate shall be full authorization to the Escrow Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

               (c) The Escrow Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

               (d) The Escrow Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or be required to verify the same.

All such statements and recitals shall be deemed to have been made by the Company and IGC only.

               (e) The Escrow Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Escrow Agent) or in respect of the validity or execution of any stock certificate representing Escrow Shares; nor shall it be responsible for any breach by the Company or IGC of any covenant or condition contained in this Agreement; nor shall it by any act hereunder be deemed to make any representation or warranty as to whether any Escrow Shares (or any Other Escrow Property) will be validly authorized and issued, fully paid and nonassessable.

               (f) Each of the Company and IGC agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Escrow Agent for the carrying out or performing by the Escrow Agent of the provisions of this Agreement.

               (g) The Escrow Agent is hereby authorized and directed to accept Certified Notice with respect to the performance of its duties hereunder and to apply to any officer of the Escrow Agent for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with the instructions of any such officer.

               (h) The Escrow Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents.

               3.5 Change of Escrow Agent. The Escrow Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and IGC by registered or certified mail. The Company, with the written consent of IGC, may remove the Escrow Agent or any successor escrow agent upon 30 days' notice in writing, mailed to the Escrow Agent or successor escrow agent, as the case may be, by registered or certified mail. If the Escrow Agent resigns or is removed or otherwise becomes incapable of acting, the Company and IGC shall appoint a successor to the Escrow Agent. If the Company and IGC fails to agree upon and make such appointment within a period of 30 days after such removal or after notification in writing of such resignation or incapacity by the resigning or incapacitated Escrow Agent, then either IGC, JFAX or the Escrow Agent may apply to any court of competent jurisdiction for the appointment of a new Escrow Agent. Any successor escrow agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or the laws of any state, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by a federal or state authority and which has at the time of its appointment as escrow agent a combined capital and surplus of at least $250,000,000. After appointment, the successor escrow agent shall, without further action, be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Escrow Agent; but the predecessor Escrow Agent shall deliver and transfer to the successor escrow agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for this purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Escrow Agent and mail a notice thereof in writing to IGC. Failure to give any notice provided for in this Section 3.5, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Escrow Agent or the appointment of the successor escrow agent, as the case may be.

                                   ARTICLE IV

                            Miscellaneous and General

               4.1 Amendment; Waiver. This Agreement may not be modified or amended except by a written instrument signed by the Company, IGC and the Escrow Agent and referring specifically to this Agreement.

               4.2 Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company, IGC or the Escrow Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

               4.3 Binding Effect. The agreements herein set forth shall be mutually binding upon, and inure to the mutual benefit of, the Company, IGC and the Escrow Agent. The parties do not intend that any third party shall enjoy any rights under this Agreement and no such third party shall be entitled to make any claim, or bring any action to enforce this Agreement against either party to this Agreement even if the third party receives some benefit from this Agreement.

               4.4 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

               4.5 Notices. Any notice, request, instruction or other document (including without limitation any Certified Notice) to be given hereunder by any party shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, next-day air courier or facsimile to each of the other parties hereto at the following respective addresses (or to substitute addresses of which like notice is given):

               (a)    if to the Company, at

                      JFAX.COM, Inc.
                      6922 Hollywood Boulevard
                      Suite 900
                      Los Angeles, California  90028
                      Attention:  Chief Executive Officer
                      Fax: (323) 860-9202

                      with a copy to:

                      Sullivan & Cromwell
                      1888 Century Park East
                      Los Angeles, California  90067-1725
                      Attention:  Frank H. Golay, Esq.
                      Fax: (310) 712-8800

               (b)    if to IGC:

                      Integrated Global Concepts, Inc.
                      2800 River Road, Suite 170
                      Des Plaines, Illinois  60018
                      Attention:  John R. Neurauter
                      Fax:  (847) 655-6004

                      with a copy to:

                      Chapman and Cutler
                      111 West Monroe Street
                      Chicago, Illinois  60603
                      Attention:  Robert J. Schneider, Esq.
                      Fax:  (312) 701-2361

                (c)   if to the Escrow Agent, at

                      -------------------

                      -------------------

                      -------------------
                      Facsimile No.:
                                    --------------
                      Telephone No.:
                                    --------------
                      Attention:
                                ------------------

               (d)    if to the Transfer Agent, at

                      American Securities Transfer & Trust, Inc.
                      12039 W. Alameda Parkway
                      Lakewood, CO  80228
                      Facsimile No.:  (303) 986-2444
                      Telephone No.:  (303) 986-5400
                      Attention:  Jo Peterson


               4.6 Counterparts. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute one and the same agreement.

               4.7 Entire Agreement, etc. This Agreement (and the other agreements referred to herein) (a) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof, and (b) shall not be transferable or assignable (except as provided in Article III in the case of the Escrow Agent and except with the prior written consent of the non-assigning parties, which shall not be unreasonably withheld) and is not intended to create any obligations to, or rights in respect of, any persons other than the parties hereto.

               4.8 Captions. The Article, Section and paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

               IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                    JFAX.COM, INC.



                                    By:
                                       --------------------------------
                                       Name:
                                       Title:

                                    INTEGRATED GLOBAL CONCEPTS, INC..



                                    By:
                                       --------------------------------
                                       Name:
                                       Title:

                                    -----------------------,
                                            as Escrow Agent

                                    By:
                                       --------------------------------
                                       Name:
                                       Title: